                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FINANCIAL HIGHLIGHTS.......................................................   2
PERFORMANCE AND YIELD INFORMATION..........................................  16
PORTFOLIOS.................................................................  16
INVESTMENT OBJECTIVES AND POLICIES.........................................  16
  World Growth Stock Portfolio.............................................  17
    Investment Objectives..................................................  17
    Investment Policies....................................................  17
    Risk Factors...........................................................  18
  Money Market Portfolio...................................................  18
    Investment Objectives..................................................  18
    Investment Policies....................................................  18
    Risk Factors...........................................................  18
  Gold Stock Portfolio.....................................................  18
    Investment Objectives..................................................  18
    Investment Policies....................................................  19
    Risk Factors...........................................................  19
  Bond Portfolio...........................................................  19
    Investment Objectives..................................................  19
    Investment Policies....................................................  19
    Risk Factors...........................................................  20
  Domestic Growth Stock Portfolio..........................................  20
    Investment Objectives..................................................  20
    Investment Policies....................................................  20
    Risk Factors...........................................................  21
  Growth and Income Portfolio..............................................  21
    Investment Objectives..................................................  21
    Investment Policies....................................................  21
    Risk Factors...........................................................  22
  Capital Growth Portfolio.................................................  22
    Investment Objectives..................................................  22
    Investment Policies....................................................  22
    Risk Factors...........................................................  23
  Balanced Portfolio.......................................................  23
    Investment Objectives..................................................  23
    Investment Policies....................................................  23
    Risk Factors...........................................................  23
  Emerging Growth Portfolio................................................  23
    Investment Objective...................................................  23
    Investment Policies....................................................  23
    Risk Factors...........................................................  24
  Additional Risk Factors..................................................  25
  Foreign Securities.......................................................  26
  American Depository Receipts.............................................  27
  Forward Foreign Currency Exchange Contracts..............................  27
  Repurchase Agreements....................................................  27
  Zero Coupon Bonds........................................................  28
  Securities and Index Options.............................................  28
  Purchasing Put and Call Options..........................................  28
  Futures Contracts........................................................  28
  Lending of Securities....................................................  29
  When Issued Securities...................................................  29
  Corporate Asset-Backed Securities........................................  29
  Loan Participations and Other Direct Indebtedness........................  29
INVESTMENT RESTRICTIONS....................................................  30
  Portfolio Turnover.......................................................  30
MANAGEMENT OF THE FUND.....................................................  30
CAPITAL STOCK..............................................................  31
TAXES AND DIVIDENDS........................................................  32
OFFERING AND REDEMPTION OF SHARES..........................................  32
OTHER INFORMATION..........................................................  33

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, AND IN THE ATTACHED PROSPECTUS FOR THE POLICY.

                              FINANCIAL HIGHLIGHTS


     The following table includes selected unaudited data for a share of capital stock outstanding for the Emerging Growth Portfolio throughout the period indicated and other performance information derived from the unaudited financial statements. The unaudited financial statements are included in the Statement of Additional Information.

For a share outstanding for the five month period ended September 30, 1995.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS --
For a share outstanding throughout the period


                                            Emerging Growth Portfolio
                                          -----------------------------
                                                  (Unaudited)
                                                  Period From
                                                     May 1,
                                                    1995 to
                                                   September
                                                  30, 1995(A)
                                                  -----------

Net asset value, beginning of
 period...........................               $    10.00

Income From Investment
 Operations

  Net investment loss.............                    (0.03)

  Net realized and unrealized gains
   (losses) on securities.........                     2.85
                                                 ----------
  Total from investment
   operations.....................                     2.82
                                                 ----------
 Net asset value, end of period...               $    12.82
                                                 ==========
 Total Return(B)..................                    28.21%(D)

 Ratios to Average Net Assets:

  Expenses........................                     1.68%(C)

  Net investment loss.............                    (0.80%)(C)

Portfolio Turnover Rate...........                     7.60%(D)

Net Assets, At End of Period......               $7,090,415


(A) Per share data calculated from the initial offering date, May 1, 1995; for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) Per share data and ratios calculated on an annualized basis.

(D) Not annualized.

                             FINANCIAL HIGHLIGHTS

     The following tables include selected data for a share of capital stock outstanding for each fund throughout the periods indicated and other performance information derived from the financial statements. The related financial statements and report of Ernst & Young LLP, independent auditors, are contained in the Statement of Additional Information. In addition, further information about the funds' performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.



For a share outstanding throughout the year:

                                             World Growth Stock Portfolio
                                  -------------------------------------------------------
                                      Year          Year          Year           Year
                                     Ended         Ended         Ended          Ended
                                  December 31,   December 31,  December 31,  December 31,
                                     1994           1993          1992          1991
                                  ------------   ------------  ------------ -------------
Net asset value, beginning
  of year.....................     $     20.89   $     16.73   $     16.45   $     13.70
Income From Investment
  Operations
    Net investment income..               0.25          0.24          0.35          0.34
    Net realized and
    unrealized gains (losses)
    on securities.............           (0.89)         5.40          0.65          2.75
                                   -----------   -----------   -----------   -----------
    Total from investment
     operations...............           (0.64)         5.64          1.00          3.09
Less Distributions to
  Shareholders
    Dividends from net
      investment income.......           (0.25)        (0.24)        (0.35)        (0.34)
    Dividends in excess of net
      investment income.......
    Distributions from capital
      gains...................           (0.81)        (1.24)        (0.37)
    Distributions in excess
      of capital gains........           (0.19)
    Returns of capital........
                                   -----------   -----------   -----------   -----------
    Total distributions.......           (1.25)        (1.48)        (0.72)        (0.34)
Net asset value, end
  of year.....................     $     19.00   $     20.89   $     16.73   $     16.45
                                   ===========   ===========   ===========   ===========
Total Return (B)..............           (3.05%)       33.73%         6.10%        22.53%
Ratios to Average Net Assets:
    Expenses..................            1.00%         1.04%         1.17%         1.14%
    Net investment income.....            1.56%         1.64%         2.19%         2.40%
Portfolio Turnover Rate.......           18.74%        34.90%        32.27%        50.06%
Net Assets, At End of Year....     $52,903,768   $42,031,141   $25,416,357   $22,659,930

----------
(A) Per share data calculated from initial offering date, August 1, 1985, for sale to Chubb Separate Account A. Ratios to average net assets calculated on an annualized basis.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(C) Not annualized.

                             WORLD GROWTH STOCK PORTFOLIO
     ----------------------------------------------------------------------------------
                                                                             FOR THE
                                                                              PERIOD
                                                                               FROM
         YEAR           YEAR          YEAR         YEAR          YEAR       AUGUST 1,
        ENDED          ENDED         ENDED        ENDED         ENDED        1985 TO
     DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
         1990           1989          1988         1987          1986        1985(A)
     ------------   ------------  ------------ ------------  ------------  ------------
     $     16.07       $  12.77    $    11.48   $    13.75    $    10.81    $    10.27
            0.36           0.32          0.18         0.06          0.31          0.05

           (2.00)          3.34          1.32        (0.91)         2.69          0.49
     -----------    -----------    ----------   ----------    ----------    ----------
           (1.64)          3.66          1.50        (0.85)         3.00          0.54
           (0.37)         (0.36)        (0.18)       (0.34)        (0.06)
           (0.36)                       (0.03)       (1.08)

     -----------    -----------    ----------   ----------    ----------    ----------
           (0.73)         (0.36)        (0.21)       (1.42)        (0.06)
     $     13.70    $     16.07    $    12.77   $    11.48    $    13.75    $    10.81
     ===========    ===========    ==========   ==========    ==========    ==========
          (10.38%)        28.62%        13.10%       (7.74%)      (27.77%)        5.26%(C)
            1.22%          1.42%         1.60%        1.81%         1.62%         0.74%
            2.65%          2.46%         1.80%        1.14%         3.02%         0.53%
           25.79%          5.73%        14.75%        8.88%        67.53%          N/A
     $16,052,089    $14,467,050    $8,781,827   $5,253,616    $2,105,193    $1,084,864

For a share outstanding throughout the year (A):

                                           MONEY MARKET PORTFOLIO
                             ---------------------------------------------------



                                 YEAR         YEAR         YEAR         YEAR
                                ENDED        ENDED        ENDED        ENDED
                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                 1994         1993         1992         1991
                             ------------ ------------ ------------ ------------
Net asset value, beginning
 of year...................   $    10.26   $    10.22   $    10.22   $    10.21
INCOME FROM INVESTMENT OP-
 ERATIONS
  Net investment income....         0.35         0.20         0.29         0.52
  Net realized and
   unrealized gains (loss-
   es) on
   securities..............        (0.01)        0.04                      0.01
                              ----------   ----------   ----------   ----------
  Total from investment op-
   erations................         0.34         0.24         0.29         0.53
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net in-
   vestment income.........        (0.35)       (0.20)       (0.29)       (0.52)
  Dividends in excess of
   net investment income...
  Distributions from capi-
   tal gains...............
  Distributions in excess
   of capital gains........
  Returns of capital.......
                              ----------   ----------   ----------   ----------
  Total distributions......        (0.35)       (0.20)       (0.29)       (0.52)
Net asset value, end of
 year......................   $    10.25   $    10.26   $    10.22   $    10.22
                              ==========   ==========   ==========   ==========
Total Return (C)...........         3.28%        2.32%        2.83%        5.18%
Ratios to Average Net As-
 sets:
  Expenses.................         0.65%        0.74%        0.85%        0.85%
  Net investment income....         3.31%        2.32%        2.81%        4.95%
Portfolio Turnover Rate
 (D).......................          N/A          N/A          N/A          N/A
Net Assets, At End of Year.   $7,680,485   $5,061,181   $3,956,152   $3,672,941

-------
(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.
(B) Per share data calculated from initial offering date, August 1, 1985 for sale to Chubb Separate Account A. Ratios to average net assets calculated on an annual basis.
(C) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(D) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.
(E) Not annualized.

                                MONEY MARKET PORTFOLIO
     -----------------------------------------------------------------------------
                                                                        FOR THE
                                                                         PERIOD
                                                                          FROM
         YEAR         YEAR         YEAR         YEAR         YEAR      AUGUST 1,
        ENDED        ENDED        ENDED        ENDED        ENDED       1985 TO
     DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
         1990         1989         1988         1987         1986       1985(B)
     ------------ ------------ ------------ ------------ ------------ ------------
      $    10.18       $10.16   $    10.09   $    10.56   $    10.33   $    10.06
            0.73         0.78         0.63         0.49         0.56         0.27


      ----------   ----------   ----------   ----------   ----------   ----------
            0.73         0.78         0.63         0.49         0.56         0.27
           (0.70)       (0.76)       (0.56)       (0.96)       (0.33)

      ----------   ----------   ----------   ----------   ----------   ----------
           (0.70)       (0.76)       (0.56)       (0.96)       (0.33)
      $    10.21   $    10.18   $    10.16   $    10.09   $    10.56   $    10.33
      ==========   ==========   ==========   ==========   ==========   ==========
            7.15%        7.63%        6.33%        4.85%        5.36%        2.72%(E)
            1.09%        1.37%        1.79%        1.81%        1.45%        0.65%
            6.90%        7.35%        6.16%        4.75%        5.23%        2.62%
             N/A          N/A          N/A          N/A          N/A          N/A
      $2,910,677   $2,496,140   $2,228,190   $1,539,184   $1,249,363   $1,032,539

For a share outstanding throughout the year:

                                         GOLD STOCK PORTFOLIO
                          -----------------------------------------------------



                              YEAR          YEAR         YEAR          YEAR
                             ENDED         ENDED        ENDED         ENDED
                          DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                              1994          1993         1992          1991
                          ------------  ------------ ------------  ------------
Net asset value, begin-
 ning of year...........   $    19.00    $    11.57   $    11.99    $    12.76
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income.         0.03          0.02         0.03          0.07
  Net realized and
   unrealized gains
   (losses) on
   securities...........        (2.65)         7.43        (0.42)        (0.77)
                           ----------    ----------   ----------    ----------
  Total from investment
   operations...........        (2.62)         7.45        (0.39)        (0.70)
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net
   investment income....        (0.03)        (0.02)       (0.03)        (0.07)
  Dividends in excess of
   net investment
   income...............
  Distributions from
   capital gains........
  Distributions in
   excess of capital
   gains................        (0.10)
  Returns of capital....
                           ----------    ----------   ----------    ----------
  Total distributions...        (0.13)        (0.02)       (0.03)        (0.07)
Net asset value, end of
 year...................   $    16.25    $    19.00   $    11.57    $    11.99
                           ==========    ==========   ==========    ==========
Total Return (B)........       (13.77%)       63.90%       (3.29%)       (5.48%)
Ratios to Average Net
 Assets:
  Expenses..............         0.99%         1.01%        1.13%         1.16%
  Net investment income.         0.18%         0.14%        0.24%         0.57%
Portfolio Turnover Rate.        17.43%         7.32%        7.78%        14.23%
Net Assets, At End of
 Year...................   $7,351,625    $7,863,581   $4,338,297    $4,646,951

-------
(A) Per share data calculated from initial offering date, August 1, 1985 for sale to Chubb Separate Account A. Ratios to average net assets calculated on an annual basis.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(C) Not annualized.

                                 GOLD STOCK PORTFOLIO
     ---------------------------------------------------------------------------------
                                                                            FOR THE
                                                                             PERIOD
                                                                              FROM
         YEAR          YEAR         YEAR          YEAR          YEAR       AUGUST 1,
        ENDED         ENDED        ENDED         ENDED         ENDED        1985 TO
     DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
         1990          1989         1988          1987          1986        1985(A)
     ------------  ------------ ------------  ------------  ------------  ------------
      $    16.95        $14.37   $    18.24    $    13.59    $    10.00     $  10.04
            0.07          0.06        (0.03)        (0.03)        (0.07)        0.05

           (4.19)         2.70        (3.84)         4.69          3.74        (0.09)
      ----------    ----------   ----------    ----------    ----------     --------
           (4.12)         2.76        (3.87)         4.66          3.67        (0.04)
           (0.70)        (0.05)                                   (0.08)
                         (0.12)                     (0.01)
                         (0.01)
      ----------    ----------   ----------    ----------    ----------     --------
           (0.70)        (0.18)                     (0.01)        (0.08)
      $    12.76    $    16.95   $    14.37    $    18.24    $    13.59     $  10.00
      ==========    ==========   ==========    ==========    ==========     ========
          (24.28%)       19.24%      (21.24%)       34.29%        37.00%       (0.40%)(C)
            1.36%         1.39%        1.62%         1.92%         1.48%        0.65%
            0.59%         0.39%       (0.38%)       (0.24%)       (0.63%)       0.43%
           17.61%         3.05%        9.92%         7.02%         7.43%         N/A
      $5,390,279    $5,969,256   $4,258,297    $3,821,605    $1,458,593     $999,946

For a share outstanding throughout the year:

                                       DOMESTIC GROWTH STOCK PORTFOLIO
                             ------------------------------------------------------
                                 YEAR          YEAR          YEAR          YEAR
                                ENDED         ENDED         ENDED         ENDED
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                 1994          1993          1992          1991
                             ------------  ------------  ------------  ------------
Net asset value, beginning
 of year...................  $     16.14   $     15.16   $     12.96   $     10.15
INCOME FROM INVESTMENT OP-
 ERATIONS
  Net investment income....         0.09          0.12          0.14          0.24
  Net realized and
   unrealized gains
   (losses) on securities..         1.12          2.29          3.27          3.13
                             -----------   -----------   -----------   -----------
  Total from investment op-
   erations................         1.21          2.41          3.41          3.37
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net
   investment income.......        (0.09)        (0.12)        (0.14)        (0.24)
  Dividends in excess of
   net investment income...
  Distributions from capi-
   tal gains...............        (1.32)        (1.31)        (1.07)        (0.32)
  Distributions in excess
   of capital gains........
  Returns of capital.......
                             -----------   -----------   -----------   -----------
  Total distributions......        (1.41)        (1.43)        (1.21)        (0.56)
Net asset value, end of
 year......................  $     15.94   $     16.14   $     15.16   $     12.96
                             ===========   ===========   ===========   ===========
Total Return (B)...........         7.66%        15.89%        26.50%        33.18%
Ratios to Average Net As-
 sets:
  Expenses.................         0.89%         0.97%         1.07%         1.13%
  Net investment income....         0.63%         0.76%         1.07%         2.02%
Portfolio Turnover Rate....        46.65%        49.47%        41.36%        40.93%
Net Assets, At End of Year.  $31,458,666   $25,072,289   $19,985,838   $15,583,806

-------
(A) Per share data calculated from initial offering date, April 18, 1986 for sale to Chubb Separate Account A. Ratios to average net assets calculated on an annual basis.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(C)Not annualized.

                    DOMESTIC GROWTH STOCK PORTFOLIO
     ------------------------------------------------------------------
                                                              FOR THE
                                                               PERIOD
                                                                FROM
                                                             APRIL 18,
         YEAR           YEAR          YEAR         YEAR       1986 TO
        ENDED          ENDED         ENDED        ENDED       DECEMBER
     DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,     31,
         1990           1989          1988         1987       1986(A)
     ------------   ------------  ------------ ------------  ---------
     $     13.25    $     11.71    $     9.54   $    10.57   $    10.00
            0.26           0.18          0.11         0.04         0.10

           (2.71)          2.06          2.40        (0.11)        0.47
     -----------    -----------    ----------   ----------   ----------
           (2.45)          2.24          2.51        (0.07)        0.57
           (0.26)         (0.21)        (0.10)       (0.12)
           (0.39)         (0.49)        (0.24)       (0.84)

     -----------    -----------    ----------   ----------   ----------
           (0.65)         (0.70)        (0.34)       (0.96)
     $     10.15    $     13.25    $    11.71   $     9.54   $    10.57
     ===========    ===========    ==========   ==========   ==========
          (18.55%)        19.36%        26.31%       (1.61%)       5.65%(C)
            1.25%          1.45%         1.70%        1.75%        1.64%
            2.38%          1.59%         1.26%        0.71%        1.32%
           15.17%         10.32%        22.69%       13.53%       31.53%
     $10,517,783    $11,320,279    $6,893,776   $3,448,383   $1,139,554

For a share outstanding throughout the year:

                                              BOND PORTFOLIO
                            -----------------------------------------------------
                                YEAR           YEAR         YEAR         YEAR
                               ENDED          ENDED        ENDED        ENDED
                            DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                1994           1993         1992         1991
                            ------------   ------------ ------------ ------------
Net asset value, beginning
 of year..................  $     10.28     $    10.21   $    10.61   $     9.83
INCOME FROM INVESTMENT OP-
 ERATIONS
  Net investment income...         0.35           0.74         0.66         0.72
  Net realized and
   unrealized gains
   (losses) on securities.        (0.58)          0.13         0.13         0.79
                            -----------     ----------   ----------   ----------
  Total from investment
   operations.............        (0.23)          0.87         0.79         1.51
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net
   investment income......        (0.35)         (0.74)       (0.66)       (0.73)
  Dividends in excess of
   net investment income..
  Distributions from capi-
   tal gains..............                       (0.06)       (0.53)
  Distributions in excess
   of capital gains.......
  Returns of capital......
                            -----------     ----------   ----------   ----------
  Total distributions.....        (0.35)         (0.80)       (1.19)       (0.73)
Net asset value, end of
 year.....................  $      9.70     $    10.28   $    10.21   $    10.61
                            ===========     ==========   ==========   ==========
Total Return (B)..........        (2.28%)         8.68%        7.46%       15.34%
Ratios to Average Net As-
 sets:
  Expenses................         0.68%          0.74%        0.88%        1.03%
  Net investment income...         6.07%          7.59%        6.83%        7.12%
Portfolio Turnover Rate...       140.30%        112.66%       81.23%       23.73%
Net Assets, At End of
 Year.....................  $13,066,445     $5,461,879   $4,042,506   $3,516,314

-------
(A) Per share data calculated from initial offering date, April 18, 1986 for sale to Chubb Separate Account A. Ratios to average net assets calculated on an annual basis.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(C) Not annualized.

                             BOND PORTFOLIO
     ---------------------------------------------------------------
                                                           FOR THE
                                                            PERIOD
                                                             FROM
                                                          APRIL 18,
         YEAR         YEAR         YEAR         YEAR       1986 TO
        ENDED        ENDED        ENDED        ENDED       DECEMBER
     DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,     31,
         1990         1989         1988         1987       1986(A)
     ------------ ------------ ------------ ------------  ---------
      $     9.76        $9.29   $     9.38   $    10.47   $    10.02
            0.75         0.73         0.62         0.55         0.37

            0.06         0.47        (0.09)       (0.65)        0.08
      ----------   ----------   ----------   ----------   ----------
            0.81         1.20         0.53        (0.10)        0.45
           (0.74)       (0.73)       (0.62)       (0.94)
                                                  (0.05)

      ----------   ----------   ----------   ----------   ----------
           (0.74)       (0.73)       (0.62)       (0.99)
      $     9.83   $     9.76   $     9.29   $     9.38   $    10.47
      ==========   ==========   ==========   ==========   ==========
            8.44%       12.92%        5.62%       (1.04%)       4.47%(C)
            1.21%        1.60%        1.80%        1.96%        1.18%
            7.97%        7.62%        6.85%        6.43%        5.08%
           29.25%        7.64%       13.80%       53.17%       97.37%
      $2,905,564   $2,289,788   $1,730,229   $1,302,390   $1,069,355

For a share outstanding throughout the year:

                                           GROWTH AND INCOME PORTFOLIO
                                     -----------------------------------------
                                         YEAR          YEAR      PERIOD FROM
                                        ENDED         ENDED     MAY 1, 1992 TO
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         1994          1993        1992 (A)
                                     ------------  ------------ --------------
Net asset value, beginning of year.   $    12.35    $    11.10    $    10.27
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............         0.13          0.12          0.02
  Net realized and unrealized gains
   (losses) on securities..........        (0.65)         1.53          0.83
                                      ----------    ----------    ----------
  Total from investment operations.        (0.52)         1.65          0.85
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment in-
   come............................        (0.13)        (0.12)        (0.02)
  Dividends in excess of net in-
   vestment income.................
  Distributions from capital gains.        (0.48)        (0.28)
  Distributions in excess of capi-
   tal gains.......................
  Returns of capital...............
                                      ----------    ----------    ----------
  Total distributions..............        (0.61)        (0.40)        (0.02)
Net asset value, end of year.......   $    11.22    $    12.35    $    11.10
                                      ==========    ==========    ==========
Total Return (B)...................        (4.24%)       14.94%        12.48%
Ratios to Average Net Assets:
  Expenses.........................         1.10%         1.35%         2.09%(C)
  Net investment income............         1.52%         1.38%         0.36%(C)
Portfolio Turnover Rate............        38.17%        77.68%        54.11%
Net Assets, At End of Year.........   $5,610,472    $2,831,442    $1,489,179

-------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A. For the period from the start of business April 1, 1992 to April 30, 1992, net investment income per share aggregated $0 for the Growth and Income Portfolio.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have been annualized.
(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                                           CAPITAL GROWTH PORTFOLIO
                                   --------------------------------------------
                                       YEAR           YEAR        PERIOD FROM
                                      ENDED          ENDED       MAY 1, 1992 TO
                                   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                       1994           1993          1992 (A)
                                   ------------   ------------   --------------
Net asset value, beginning of
 year............................  $     14.26    $     12.42      $     9.95
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........         0.03                          (0.01)
  Net realized and unrealized
   gains (losses) on securities..        (0.49)          3.03            2.69
                                   -----------    -----------      ----------
  Total from investment opera-
   tions.........................        (0.46)          3.03            2.68
LESS DISTRIBUTIONS TO SHAREHOLD-
 ERS
  Dividends from net investment
   income........................        (0.03)
  Dividends in excess of net in-
   vestment income...............
  Distributions from capital
   gains.........................        (0.33)         (1.19)          (0.21)
  Distributions in excess of cap-
   ital gains....................        (0.06)
  Returns of capital.............
                                   -----------    -----------      ----------
  Total distributions............        (0.42)         (1.19)          (0.21)
Net asset value, end of year.....  $     13.38    $     14.26      $    12.42
                                   ===========    ===========      ==========
Total Return (B).................        (3.26%)        24.73%          40.40%
Ratios to Average Net Assets:
  Expenses.......................         1.22%          1.33%           1.96% (C)
  Net investment income..........         0.25%         (0.11%)         (0.37%)(C)
Portfolio Turnover Rate..........       202.04%        162.79%         104.76%
Net Assets, At End of Year.......  $27,564,086    $15,373,489      $5,343,734

-------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A. For the period from the start of business April 1, 1992 to April 30, 1992, net investment income per share aggregated $0 for the Capital Growth Portfolio.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have been annualized.
(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                                                BALANCED PORTFOLIO
                                     -------------------------------------------
                                         YEAR           YEAR       PERIOD FROM
                                        ENDED          ENDED      MAY 1, 1992 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1994           1993         1992 (A)
                                     ------------   ------------  --------------
Net asset value, beginning of year.  $     11.22    $     10.77     $    10.10
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............         0.32           0.25           0.16
  Net realized and unrealized gains
   (losses) on securities..........        (0.47)          0.74           0.67
                                     -----------    -----------     ----------
  Total from investment operations.        (0.15)          0.99           0.83
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment in-
   come............................        (0.32)         (0.25)         (0.16)
  Dividends in excess of net in-
   vestment income.................
  Distributions from capital gains.        (0.13)         (0.25)
  Distributions in excess of capi-
   tal gains.......................                       (0.04)
  Returns of capital...............
                                     -----------    -----------     ----------
  Total distributions..............        (0.45)         (0.54)         (0.16)
Net asset value, end of year.......  $     10.62    $     11.22     $    10.77
                                     ===========    ===========     ==========
Total Return (B)...................        (1.33%)         9.27%         12.33%
Ratios to Average Net Assets:
  Expenses.........................         1.01%          1.07%          1.43%(C)
  Net investment income............         3.34%          2.79%          2.80%(C)
Portfolio Turnover Rate............       103.68%         65.49%         77.33%
Net Assets, At End of Year.........  $14,764,853    $11,703,898     $6,944,437

-------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A. For the period from the start of business April 1, 1992 to April 30, 1992, net investment income per share aggregated $.03 for the Balanced Portfolio.
(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have been annualized.
(C) Per share data and ratios calculated on an annualized basis.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time the Fund may advertise the yield and/or the average annual total return of some or all of its nine investment portfolios. These figures are based on historical earnings and are not intended to indicate future performance. Shares of the portfolios are presently offered only to corresponding divisions of separate accounts established by Chubb Life Insurance Company of America ("Chubb Life"), or its affiliated insurance companies, to fund flexible premium life insurance policies. None of these performance figures reflect fees and charges imposed under such flexible premium life insurance policies, which fees and charges will reduce the yield and total return to policyowners; therefore, these performance figures may be of limited use for comparative purposes.

  The Money Market Portfolio's yield quotations represent the Portfolio's investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as both a simple annualized yield and a compounded effective yield. The yield for the non-money market portfolios is calculated by dividing the portfolio's net investment income per share during a recent 30-day period by the maximum offering price per share of that Portfolio (which is the net asset value of that Portfolio) on the last day of the period.

  The average annual total return quotations of the non-money market portfolios are determined by computing the average annual percentage change in value of a $1,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

                                   PORTFOLIOS

  The Fund currently consists of nine investment portfolios, namely the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio (the "Portfolios").

  The separate accounts established by Chubb Life or its affiliated insurance companies are used for the purpose of funding Flexible Premium Variable Life Insurance Policies (the "Policies") issued by Chubb Life, its affiliated insurance companies and their successors or assigns. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. Chubb Life is a wholly-owned subsidiary of The Chubb Corporation, a New Jersey corporation.

  In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by Chubb Life, its successors or assigns, or by other insurance companies with which Chubb Life is affiliated, and may add or delete Portfolios.

  Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES" in the Prospectus.

  The investment manager to the Fund is Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life. Chubb Investment Advisory and the Fund have contracted with six unaffiliated companies, Templeton, Galbraith & Hansberger Ltd. ("Templeton"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), Phoenix Investment Counsel, Inc. ("Phoenix"), and Massachusetts Financial Services Company ("MFS") to act as sub-investment advisers or managers to the World Growth Stock, Gold Stock, Domestic Growth Stock, Capital Growth, Balanced and Emerging Growth Portfolios, respectively, and one affiliated company, Chubb Asset Managers, Inc. ("Chubb Asset") to act as sub-investment adviser or manager to the Money Market, Bond and Growth and Income Portfolios. (Collectively the "Sub-Investment Managers"). The fees of the Sub-Investment Managers are paid directly by Chubb Investment Advisory.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of each Portfolio are described below. The investment objectives of a Portfolio, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the stockholders of each Portfolio that are affected by such change. The investment policies of a Portfolio, used to achieve the Portfolio's objectives, may be changed by the Fund's Board of Directors without the approval of the Portfolio's stockholders.

  Because investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective purchasers of Policies should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before purchasing Policies and allocating amounts thereunder to particular Portfolios.

World Growth Stock Portfolio

  Investment Objectives. The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

  The Portfolio invests primarily in securities of companies of any size that are (i) believed to be well-managed and possessing good growth potential or
(ii) are considered by the Sub-Investment Manager to be undervalued. See "Foreign Securities," in the Prospectus.

  Investment Policies. The Portfolio believes that in a world where investment opportunities change rapidly, not only from company to company and from industry to industry but also from one national economy to another, its objective is more likely to be achieved through an investment policy that is flexible and mobile. Accordingly, the Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

  Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high-grade commercial paper. For a more complete description of obligations of the U.S. Government, its agencies or instrumentalities, see the description in the "Investment Policies" section of the description of the Bond Portfolio. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for more information concerning repurchase agreements, warrants, and commercial paper. See also "Repurchase Agreements" in the Prospectus.

  The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price, which is fixed at the time of commitment, for delivery at a future date, which may be up to three months in the future. The Portfolio will not pay for the securities or begin earning interest on them until the securities are paid for and received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

  The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

  Risk Factors. All or a significant portion of this Portfolio may be invested in foreign securities, including American Depository Receipts ("ADRs"), and investors should understand the special considerations and risks related to such an investment emphasis. See "Foreign Securities" and "American Depository Receipts" in the Prospectus.

Money Market Portfolio

  Investment Objectives. The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

  Investment Policies. The Portfolio invests exclusively in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations. For a more complete description of U.S. Government Obligations see the description in the "Investment Policies" section of the description of the Bond Portfolio.

  The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two NRSROs, or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

  The Sub-Investment Manager, under the supervision of Chubb Investment Advisory, will use its best judgment in selecting investments, taking into consideration rates, terms, and marketability of obligations as well as the capitalization, earnings, liquidity, and other indicators of the financial condition of their issuers. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

  The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks. See "Repurchase Agreements" in the Prospectus and "RISK CONSIDERATIONS" in the Statement of Additional Information for a discussion of these risks. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of repurchase agreements.

  Risk Factors. The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios. See "RISK CONSIDERATIONS" in the Statement of Additional Information for a description of the risks associated with investment in U.S. dollar obligations of foreign branches of U.S. banks.

Gold Stock Portfolio

  Investment Objectives. The primary investment objective of the Gold Stock Portfolio is long-term capital appreciation while retaining, however, freedom of action to take current income into consideration in selecting its investments.

  Investment Policies. The present policy is to concentrate investments in common stocks of gold mining companies. Up to 100% of the value of the Portfolio's assets may be invested in this industry. The Fund does not currently plan to concentrate investments of the Gold Stock Portfolio in any industry other than the gold mining industry. Under unusual economic, political or financial conditions, it may temporarily place a substantial portion (no more than 75%) of its investments in debt or equity securities issued by foreign companies, debt obligations of one or more foreign governments and/or U.S. Government Obligations. All such debt securities in which the Portfolio invests will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

  The Gold Stock Portfolio may invest in securities of U.S. companies and also in the following types of securities: securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside of the U.S.; securities of foreign governments; and U.S. Government Obligations. The Portfolio may also invest in ADRs. See "American Depository Receipts" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a description of ADRs.

  The Portfolio may also enter into repurchase agreements and invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "Repurchase Agreements" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a description of repurchase agreements and warrants.

  Risk Factors. All or a significant portion of this Portfolio may be invested in foreign securities, including ADRs, and investors should understand the special considerations and risks related to such an investment emphasis. See "Foreign Securities" below. In addition, given the Portfolio's concentration in stocks of gold mining companies, investors should be aware that gold mining shares are at times volatile; there may be sharp fluctuations in prices even during periods of general inflation and political conditions in gold mining countries may affect the Fund's investment decisions relating to gold mining shares. The price of gold may affect the value of investments in the Gold Stock Portfolio. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by the actions of certain governments and changes in existing governments, by unpredictable international monetary and political policies such as currency devaluations or revaluations, by economic and social conditions within a country, trade imbalances or trade or currency restrictions between countries or political unrest. See "RISK CONSIDERATIONS-- Gold Mining Shares" in the Statement of Additional Information.

Bond Portfolio

  Investment Objectives. The investment objective of the Bond Portfolio is to provide a stable level of income, consistent with limiting risk to principal, by investing primarily in high quality corporate debt securities and U.S. Government debt obligations.

  Investment Policies. At least 85% of the assets of the Bond Portfolio are invested in (a) U.S. Government Obligations, (b) debt securities, including convertible securities, which are rated "AA" or higher by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality and (c) cash and cash equivalents (such as bankers' acceptances, commercial paper and certificates of deposit no greater than $100,000 per issuing bank, having ratings of A-1 or Prime-1 by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality.)

  U.S. Government Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Government

National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the U.S. Postal Service. These U.S. Government Obligations are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

  The Portfolio may also invest up to 15% of its total assets in corporate debt securities which are rated A or BBB by Standard & Poor's or A and Baa by Moody's or other NRSROs or, if not rated, are of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

  The Portfolio will not purchase preferred or common stocks but may acquire and retain up to 10% of its total assets in preferred or common stocks either by conversion of fixed income securities or by the exercise of related warrants.

  The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price, which is fixed at the time of commitment, for delivery at a future date, which may be up to three months in the future. The Portfolio will not pay for the securities or begin earning interest on them until the securities are paid for and received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

  It is the policy of the Bond Portfolio not to engage in trading for short-term profits. The Portfolio will engage in trading if it believes a transaction net of costs (including custodian's fees) will contribute to the achievement of its investment objective.

  It is anticipated that the Portfolio's average portfolio maturity will not exceed 15 years, with the precise term to maturity dependent upon general market and economic conditions.

  Risk Factors. If the Bond Portfolio disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. As a result, the level of income under such circumstances may vary. In addition, portfolio investments (other than U.S. Government Obligations) are dependent upon the ability of the issuer to make scheduled payments of principal and income.

Domestic Growth Stock Portfolio

  Investment Objectives. The investment objective of the Domestic Growth Stock Portfolio is to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered by the Sub-Investment Manager to be undervalued in light of the company's earning power and growth potential.

  Investment Policies. The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Generally, at least 80% of the Portfolio's assets are invested in common stocks and other equity related securities such as preferred stocks and securities convertible into common stock. The Portfolio may also invest up to 20% of its assets in both U.S. Government Obligations and corporate debt securities, which will be rated within the top four rating categories of Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality and cash equivalent investments, such as certificates of deposit, bankers' acceptances, and commercial paper, having ratings of A-1 or Prime-1 by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances. Generally, at least 60% of the Portfolio's assets will be invested in securities which have paid dividends or interest within the preceding 12 months, but non-income producing securities will be held for anticipated increases in value. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "DESCRIPTION OF CERTAIN INVESTMENTS--Warrants" in the Statement of Additional Information.

  This Portfolio invests primarily in stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. Securities are selected principally for their potential appreciation and anticipated income. Assets of the Portfolio will be substantially fully invested at all times.

  Risk Factors. The prices of the types of securities usually purchased for the Domestic Growth Stock Portfolio will tend to fluctuate more than the prices of the securities usually purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Domestic Growth Stock Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Growth and Income Portfolio

  Investment Objectives. The objective of the Growth and Income Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

  Investment Policies. The Growth and Income Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends. While the Growth and Income Portfolio intends to invest at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months, the Portfolio may invest in securities not currently paying dividends where the Sub-Investment Manager anticipates that they will increase in value.

  The Growth and Income Portfolio may also invest for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

  The Growth and Income Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 20% of the Portfolio's total assets in foreign securities which are traded in the U.S. or in ADRs. The Growth and Income Portfolio may also purchase the securities of foreign issuers directly in foreign markets. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "American Depository Receipts" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS--American Depository Receipts" in the Statement of Additional Information.

  The Growth and Income Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Growth and Income Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts. See "Securities and Index Options" and "Futures Contracts" in this Prospectus.

  Risk Factors. The prices of the securities purchased for the Growth and Income Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Growth and Income Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

  Investment Objectives. The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

  Investment Policies. The Capital Growth Portfolio will invest primarily in common stocks when the Sub-Investment Manager believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that the Sub-Investment Manager believes are experiencing favorable demand for their products and services and that operate in a favorable environment from a competitive and regulatory standpoint.

  It is the policy of the Capital Growth Portfolio to purchase and hold securities for capital growth. If the Sub-Investment Manager is satisfied with the performance of a security and anticipates continued appreciation, the Portfolio will generally retain such security. However, changes in the Portfolio will generally be made whenever the Sub-Investment Manager believes they are advisable, either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities held for less than 90 days.

  Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Investment Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio's cash position may increase when the Sub-Investment Manager is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities include debt securities that are below investment grade (securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

  Investments may also be made in foreign equity securities and in ADRs. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. See "Foreign Securities" and "American Depository Receipts" in the Prospectus. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date). See "Forward Foreign Currency Exchange Contracts" in the Prospectus.

  The Portfolio may purchase and sell futures contracts as more fully described under "Futures Contracts" in this Prospectus and may write covered call options and purchase call and put options as described under "Securities and Index Options" in this Prospectus.

  The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the Sub-Investment Manager's opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough or a new product, at that company.

  The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

  Risk Factors. The foreign securities and ADRs in which the Portfolio may invest involve special considerations and risks. See "Foreign Securities" and "American Depository Receipts" in this Prospectus. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Investment Manager's projection of future exchange rates is inaccurate. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The price of the securities purchased by the Capital Growth Portfolio will tend to fluctuate more than the prices of securities purchased by the Bond Portfolio and the Money Market Portfolio.

Balanced Portfolio

  Investment Objectives. The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

  Investment Policies. The Balanced Portfolio intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value. The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in high-grade fixed income senior securities which are rated in the three highest rating categories by any NRSRO or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality. The Portfolio may purchase and sell futures contracts as more fully described under "Futures Contracts" in this Prospectus and may write covered call options and purchase call and put options as described under "Securities and Index Options" in this Prospectus. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers limited to 15% of the Portfolio's total assets and in ADRs. See "Foreign Securities" and "American Depository Receipts" in this Prospectus.

  In implementing the investment objectives of the Balanced Portfolio, the Sub-Investment Manager will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks.

  Risk Factors. The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Although the Balanced Portfolio seeks to reduce both financial and market risks associated with any one investment medium, performance of the Balanced Portfolio will depend on such additional factors as timing the mix of investments and the ability of the Sub-Investment Manager to predict and react to changing market conditions. Investment in foreign securities and ADRs involve special considerations and risks. See "Foreign Securities" and "American Depository Receipts" in this Prospectus.

Emerging Growth Portfolio

  Investment Objective. The Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

  Investment Policies. The Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

  However, the Portfolio may also invest in more established companies of any capitalization whose earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

  While the Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see "Risk Factors" and "Foreign Securities" below). The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Portfolio may also hold foreign currency (see "Risk Factors" below). The Portfolio may invest up to 25% of its total assets in foreign securities (not including American Depository Receipts ("ADRs") (see "American Depository Receipts" below)), which may be traded on foreign exchanges. The Portfolio may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs.

  The Portfolio may invest in corporate asset-backed securities (see "Corporate Asset-Backed Securities" below). The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law (see "Futures Contracts" below and the Statement of Additional Information). In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis (See "When-Issued Securities" below). The Portfolio may also invest a portion of its assets in "loan participations" (see "Loan Participations and Other Direct Indebtedness" below and in the Statement of Additional Information).

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Investment Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

  During periods of unusual market conditions when the Sub-Investment Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

  Risk Factors. The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity Portfolio or of a growth Portfolio which invests entirely in proven growth stocks.

  The Portfolio may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. Investments in lower rated income securities, while offering high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Group or comparable unrated securities (commonly known as "junk bonds") are considered speculative. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such rules may be to depress the prices of outstanding lower rated high yielding fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio but will be reflected in the net asset value of shares of the Portfolio. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Investment Manager's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Portfolio. To the extent the Portfolio invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependant on the Sub-Investment Manager's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Sub-Investment Manager may refer to ratings issued by established credit rating agencies, it is not a policy of the Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Sub-Investment Manager's own independent and ongoing review of credit quality.

  The Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Additional Risk Factors

  The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

  Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

  In addition, the use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

  The Emerging Growth Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity portfolio or a growth portfolio investing entirely in proven growth equities.

  See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

  Given the above average investment risk inherent to the Emerging Growth Portfolio, investment in shares of the Emerging Growth Portfolio should not be considered a complete investment program and may not be appropriate for all investors.

Foreign Securities

  The World Growth Stock Portfolio, the Gold Stock Portfolio and the Emerging Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Growth and Income Portfolio, the Capital Growth Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities. Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Investment Managers, under the supervision of Chubb Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

  Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

  As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Investment Manager believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Investment Manager anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

  In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Investment Manager, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

  While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

  Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio and the Emerging Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies. See "RISK CONSIDERATIONS--Foreign Securities" in the Statement of Additional Information.

American Depository Receipts

  The World Growth Stock Portfolio, the Gold Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may invest in ADRs. These are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on U.S. stock exchanges. Investments in ADRs often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities.

Forward Foreign Currency Exchange Contracts

  The Capital Growth Portfolio and the Emerging Growth Portfolio may utilize forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, limited to no more than 10% of the Portfolio's total assets. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

Repurchase Agreements

  All of the Portfolios except the Bond Portfolio and the Domestic Growth Stock Portfolio may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities. In addition, the underlying securities of repurchase agreements acquired by the Money Market Portfolio must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Zero Coupon Bonds

  The Balanced Portfolio, Capital Growth Portfolio and the Emerging Growth Portfolio may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

Securities and Index Options

  The Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Capital Growth Portfolio and the Emerging Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

  Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security. The Portfolios will write only covered call options which are listed on exchanges, and will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options or subject to call options written exceeds 25% of the value of the Portfolio's total assets.

  The writing of call options on securities and securities indices involves the following risks: (1) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and (ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

Purchasing Put and Call Options

  In order to hedge against changes in the market value of their portfolio securities, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

  Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

Futures Contracts

  The Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions. The Capital Growth Portfolio and the Emerging Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securities. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

  The use of futures contracts by the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Investment Manager's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

Lending of Securities

  The Emerging Growth Portfolio may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities).

When-Issued Securities

  In order to help ensure the availability of suitable securities for its portfolio, the Bond and the Emerging Growth Portfolios may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

Corporate Asset-Backed Securities

  The Bond and the Emerging Growth Portfolios may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional Information for further information on these securities.

Loan Participations and Other Direct Indebtedness

  The Bond and the Emerging Growth Portfolios may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

  The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  Investments of the Portfolios are further restricted by certain policies that may not be changed without a vote of stockholders. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

Portfolio Turnover

  Portfolio turnover may vary and from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates for the Portfolios in 1994 and 1993 were as follows: 19% and 35% for the World Growth Stock Portfolio; 17% and 7% for the Gold Stock Portfolio; 47% and 49% for the Domestic Growth Stock Portfolio; and 140% and 113% for the Bond Portfolio. The portfolio turnover rates for the years ended December 31, 1994 and the year ended December 31, 1993 were 38% and 78%, respectively, for the Growth and Income Portfolio, 202% and 163%, respectively, for the Capital Growth Portfolio and 104% and 65%, respectively, for the Balanced Portfolio. In addition, the portfolio turnover rate for the Balanced Portfolio for such periods can be broken down into rates of 152% and 72%, respectively, for the common stock portion of the Portfolio and 36% and 57%, respectively, for the fixed income portion. It is expected that the Emerging Growth Portfolio will have a turnover that will approximate 100%. Portfolios having annual portfolio turnover rates of over 100% may realize larger amounts of gains and losses than they would with a lower portfolio turnover rate and will generally incur correspondingly greater brokerage commissions. Excessive short-term trading may result in excessive "short-short income under the Internal Revenue Code ("IRC") which, in turn, could cause the Portfolio to also violate IRC Section 817(h) affecting the status of such Portfolios as regulated investment companies and the tax status of the contracts invested in the Portfolio. See "TAXES AND DIVIDENDS" in this Prospectus and "PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

  The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund.

  The Fund's investment manager is Chubb Investment Advisory, a registered investment adviser, which is a wholly-owned subsidiary of Chubb Life. Its address is One Granite Place, Concord, NH 03301. It provides supervisory investment advice, acts as transfer and dividend disbursing agent for the Fund and provides certain administrative services for all of the Fund's Portfolios. Its investment advisory responsibilities include, among other things, recommending and overseeing the activities of the Sub-Investment Managers and reviewing the practices of broker-dealers selected by the Sub-Investment Managers. Chubb Investment Advisory also provides office space and related utilities, including telephones, necessary for the Fund's operations; recommends auditors, counsel and custodians; maintains records not otherwise maintained by other parties; and provides personnel, data processing services, and supplies to the Fund. The cost of such facilities, supplies and services is included in the investment management fee described below. Chubb Investment Advisory also acts as investment administrator to Chubb Investment Funds, Inc., and UST Master Variable Series, Inc., both open-end management investment companies organized in 1987 and 1994 respectively, and as investment manager for Chubb Series Trust, an open-end management investment company established in 1994.

  Investment management fees are paid to Chubb Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio as shown below:

                                        WORLD GROWTH STOCK,
                                            GOLD STOCK,
                                       DOMESTIC GROWTH STOCK,
AVERAGE DAILY NET ASSET   MONEY MARKET   GROWTH AND INCOME,   CAPITAL EMERGING
VALUE                       AND BOND        AND BALANCED      GROWTH   GROWTH
-----------------------   ------------ ---------------------- ------- --------
First $200 Million.......     .50%              .75%           1.00%    .80%
Next $1.1 Billion........     .45%              .70%            .95%    .75%
Over $1.3 Billion........     .40%              .65%            .90%    .70%

  The Sub-Investment Managers for the Portfolios are Templeton, Galbraith & Hansberger Ltd., Lyford Cay, Nassau, Bahamas for the World Growth Stock Portfolio; Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061 for the Money Market, Bond, and Growth and Income Portfolios; Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016 for the Gold Stock Portfolio; Pioneering Management Corporation, 60 State Street, Boston, Massachusetts 02109 for the Domestic Growth Stock Portfolio; Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206 for the Capital Growth Portfolio; Phoenix Investment Counsel, Inc., One American Row, Hartford, Connecticut 06115 for the Balanced Portfolio; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116 for the Emerging Growth Portfolio.

  Templeton, a registered investment adviser, is organized under the laws of the Bahamas. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Franklin is a publicly traded company whose ordinary shares of common stock are listed on the New York Stock Exchange. Templeton serves as an investment adviser or sub-adviser to various investment companies registered under the Investment Company Act of 1940, subject to the supervision and direction of each company's Board of Directors and, where appropriate, the company's investment adviser, as well as to investment companies registered in foreign jurisdictions. In this capacity, Templeton is responsible on a daily basis for managing the companies' investments, making investment decisions on behalf of the companies and supplying research services. Templeton may also provide investment research and advice to certain common trust vehicles. Templeton is also an adviser or sub-adviser to several private accounts. Templeton and its affiliates currently serve as investment manager to twenty-five U.S. registered investment companies. Dr. Jane Siebels-Kilnes has been primarily responsible for the day-to-day management of the World Growth Stock Portfolio since 1991. She has been employed by Templeton since September 1990 and was previously Vice President for Union Bank of Switzerland, Zurich, Switzerland from March 1990 to September 1990 and Portfolio Manager for Storebrand International, Oslo, Norway from July 1985 to March 1990.

  Chubb Asset, a registered investment adviser, is a Delaware corporation and a wholly-owned subsidiary of The Chubb Corporation. Since 1987, Chubb Asset has been the investment manager for Chubb Investment Funds, Inc., which currently consists of the Chubb Money Market Fund, the Chubb Government Securities Fund, the Chubb Tax-Exempt Fund, the Chubb Total Return Fund and the Chubb Growth and Income Fund. Persons employed by Chubb Asset, who are also investment personnel of Chubb & Son, Inc., a wholly-owned subsidiary of The Chubb Corporation, currently provide investment advice to and supervise and monitor investment portfolios for The Chubb Corporation and its affiliates, including general accounts of insurance affiliates of The Chubb Corporation. In addition, certain investment personnel employed by Chubb Asset currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to Chubb Asset. Ned Gerstman and Paul Geyer have been primarily responsible for the day-to-day management of the Bond Portfolio since 1988 and 1991, respectively. Mr. Gerstman is Senior Vice President of Chubb Asset and Vice President and Portfolio Manager of The Chubb Corporation. He has been employed by Chubb Asset since 1988 and has been Portfolio Manager for The Chubb Corporation since 1987. Mr. Geyer, Assistant Vice President and Assistant Portfolio Manager of Chubb Asset, has been affiliated with Chubb Asset since 1991 and with The Chubb Corporation since 1990. He was previously affiliated with Merrill Lynch in New York. David Schafer and Robert Witkoff have been primarily responsible for the day-to-day management of the Growth and Income Portfolio since 1993 and 1992, respectively. Mr. Schafer, Senior Vice President of Chubb Asset, has been affiliated with Chubb Asset since 1993. Mr. Schafer is also President of Chubb Equity Managers, Director and President of Schafer Value Fund, Inc., Director, President and Treasurer of Schafer Capital Management, Inc., Chairman of the Board of Schafer Cullen Capital Management, Inc. and sole proprietor of Schafer Capital Management Co. Mr. Witkoff joined Chubb Asset in 1988 and is currently Vice President of Chubb Asset and Portfolio Manager for The Chubb Corporation.

  Van Eck Associates, a registered investment adviser, is a Delaware corporation. It acts as an adviser to three other registered investment companies, Van Eck Funds, Van Eck Investment Trust and International Growth Trust and as a sub-adviser to two other registered investment companies, Thomson Fund Group--Thomson Precious Metals and Natural Resources Fund and GCG Trust--Natural Resources Fund, and manages or advises managers of portfolios of pension plans and other accounts. Mr. John C. van Eck owns 25.6% of the outstanding voting securities of Van Eck Associates and his wife and two sons, Jan and Derek van Eck, 270 River Road, Briarcliff Manor, New York, are each the beneficial owners of 24.8% of such securities. Mr. John C. van Eck has retained the right to direct the voting and disposition of the shares of Van Eck Associates held by his wife. Lucille Palermo has been primarily responsible for the day-to-day management of the Gold Stock Portfolio since October of 1991. She has been affiliated with Van Eck

Associates and related companies since 1989 and is currently Executive Vice President of Van Eck Funds and President and Portfolio Manager for the Gold/Resources Fund.

  Pioneer, a registered investment adviser, is a Delaware corporation. It is a wholly-owned subsidiary of The Pioneer Group, Inc., a Delaware corporation. Pioneer currently acts as a manager and investment adviser of twenty-five other registered investment companies. Robert Benson, Senior Vice President of Pioneer, has been primarily responsible for the day-to-day management of the Domestic Growth Stock Portfolio since 1986. Mr. Benson has been employed by Pioneer since 1974.

  Janus, a registered investment adviser, is a Colorado corporation. It serves as investment adviser or subadviser to Janus Growth and Income Fund, Janus Worldwide Fund, Janus Fund, Janus Twenty Fund, Janus Venture Fund, Janus Flexible Income Fund and Janus Intermediate Government Securities Fund, as well as several other mutual funds and individual, corporate and pension and profit-sharing accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 81% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate. Helen Young Hayes has been primarily responsible for the day-to-day management of the Capital Growth Portfolio since its inception in 1992. Ms. Hayes, who is currently Executive Vice President of Janus Investment Fund and Janus Aspen Series, as well as Portfolio Manager of the Janus Worldwide Fund and separate equity accounts, has been affiliated with Janus since 1987.

  Phoenix, a registered investment adviser, is a Massachusetts corporation. It was originally organized in 1932 as John P. Chase, Inc. and has been engaged in the management of the Phoenix Series Fund since 1958. It also serves as investment adviser or sub-investment adviser to Phoenix Multi-Portfolio Fund, Phoenix Total Return Fund, Inc., The Phoenix Edge Series Fund, Cambridge Series Trust, SunAmerica Series Trust, JNL Series Trust and American Skandia Trust. All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation, an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. Phoenix Home Life Mutual Insurance Company is in the business of writing ordinary and group life and health insurance and annuities, including variable life insurance and variable annuities. Melanie Reichl has been primarily responsible for the day-to-day management of the Balanced Portfolio since May 1995. Previously she was an Assistant Vice President Personal Trust Portfolio manager at the Bank of Boston.

  Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $34.5 billion on behalf of approximately 1.6 million investor accounts as of February 28, 1995. As of such date, the MFS organization manages approximately $11.5 billion of assets invested in equity securities and approximately $19.5 billion of assets invested in fixed income securities. Approximately $3.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a subsidiary of Sun Life Assurance Company of Canada.

  MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS (R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Variable Insurance Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) in connection with the sale of Compass-2 and Compass-3 combination fixed/variable annuity contracts. MFS and its wholly-owned subsidiary, MFS Asset Management, Inc., provides investment advice to substantial private clients. John W. Ballen, a Senior Vice President of MFS, will be the Portfolio's portfolio manager. Mr. Ballen has been employed by MFS since 1984.

  The compensation of the Sub-Investment Managers is paid directly from the investment management fees of Chubb Investment Advisory and is set forth in the table below as an annual percentage of the average daily net asset value of the Portfolio managed:

                                                          SUB-INVESTMENT MANAGER
                               -----------------------------------------------------------------------------
                                                                        CHUBB ASSET
                                 CHUBB ASSET                              FOR THE
                                   FOR THE                                BOND AND
                                  GROWTH AND                            MONEY MARKET  VAN ECK
AVERAGE DAILY NET ASSET VALUE  INCOME PORTFOLIO JANUS PHOENIX TEMPLETON  PORTFOLIOS  ASSOCIATES PIONEER MFS
-----------------------------  ---------------- ----- ------- --------- ------------ ---------- ------- ----
First $200 Million......             .50%       .75%   .50%     .50%        .35%        .50%     .50%   .50%
Next $1.1 Billion.......             .45%       .70%   .45%     .45%        .30%        .45%     .45%   .45%
Over $1.3 Billion.......             .40%       .65%   .40%     .40%        .25%        .40%     .40%   .40%

  As noted above, Chubb Investment Advisory acts as transfer agent and dividend paying agent for the Fund and assumes a number of administrative functions in addition to its investment management services. For example, Chubb Investment Advisory prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other communications with stockholders; schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders; and prepares and files tax returns and reports which federal, state, local or foreign laws may require. The cost of preparing, printing and distributing all materials and holding such meetings is borne by the Fund. The Fund also pays certain other expenses which are described under the heading "INVESTMENT ADVISORY AND OTHER SERVICES--Payment of Expenses" in the Statement of Additional Information.

  For the year ended December 31, 1994, all investment management fees paid to Chubb Investment Advisory totalled .75%, .50%, .75%, .75%, .50%, .75%, 1.00%, and .75%, respectively, of the average net assets of the World Growth Stock Portfolio, Money Market Portfolio, Gold Stock Portfolio, Domestic Growth Stock Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio and Balanced Portfolio. For the year ended December 31, 1994 the ratio of operating expenses to average net assets was 1.00%, .65%, .99%, .89%,
 .68%, 1.10%, 1.22% and 1.01% respectively, for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio and the Balanced Portfolio.

                                 CAPITAL STOCK

  The Fund issues a separate series of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio, including approval of the investment management agreement, a sub-investment management agreement, and changes in fundamental investment policies of that Portfolio. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. All shares may be redeemed at any time.

  As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

  Chubb Life initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio and the Emerging Growth Portfolio, for its general account. Chubb Life initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and will purchase 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Chubb Life or its affiliated insurance companies. As of March 31, 1995, Chubb Life owned greater than 25% of the shares of capital stock of the Bond Portfolio, the Growth and Income Portfolio and the Balanced Portfolio. Chubb Life's ownership of greater than 25% of these Portfolios may result in Chubb Life being deemed to be a controlling entity of them. The shares held in a separate account which are attributable to Policies will be voted by Chubb Life or its affiliated insurance companies in accordance with instructions received from the owners of Policies. The shares held by Chubb Life or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by Chubb Life or its affiliated insurance companies against the separate account and shares held by Chubb Life or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by Chubb Life or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Chubb Life and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder.

                              TAXES AND DIVIDENDS

  Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

  The Fund expects that each Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Fund to an excise tax.

  Dividends from ordinary income will be declared and distributed with respect to each Portfolio at least once each year. Ordinary income of each Portfolio is the investment company taxable income as defined in Section 852(b) of the Code. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

  Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable life insurance policies, the Fund intends to comply with the diversification requirements as set forth in the regulations.

  The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

                       OFFERING AND REDEMPTION OF SHARES

  Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. The Fund's principal underwriter and distributor is Chubb Securities Corporation, One Granite Place, Concord, New Hampshire 03301. Chubb Securities Corporation is an affiliate of Chubb Investment Advisory and a wholly-owned subsidiary of Chubb Life. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

  Net asset value is normally determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading.

  An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the mean of the bid and asked prices at the close of trading is used. A security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the mean of the bid and asked prices at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market closing prices.

  Trading in securities on exchanges in European and Far Eastern countries, and in over-the-counter markets in such other nations, is normally completed well before the close of trading on the New York Stock Exchange. Trading of European and Far Eastern securities, either generally or in a particular country or countries, may not take place on every day on which the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated. The calculation of the net asset value of those Portfolios which do such trading, therefore, may not take place contemporaneously with the determination of the prices of many of the securities of each such Portfolio which are used in making the calculation of net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Fund, such securities will be valued at fair value as determined in good faith by the Board of Directors of the Fund.

  Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase. It thereafter assumes a constant rate of amortization of any discount or premium and of accrual of interest income, regardless of any intervening change in general interest rates or the market value of the instrument.

  Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

  All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

  With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

  Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."

                               OTHER INFORMATION

  Shares of the Portfolios are presently offered only to corresponding divisions of separate accounts established by Chubb Life or its affiliated insurance companies in order to fund the Policies. In the future, however, the shares of the Portfolios may also be offered to separate accounts of Chubb Life or affiliates of Chubb Life in order to fund additional variable life insurance policies or variable annuity contracts offered by Chubb Life or its affiliates.

  A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

SCHEDULE OF INVESTMENTS--Unaudited
CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995



                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                    ------------     ----------
COMMON STOCK                 90.30%

   Advertising, Broadcasting, & Publishing    0.13%

Citation Corporation (S)..........................           500        $9,000
                                                                     ----------

               Automotive Manufacturing    0.01%

Boyds Wheels, Inc. (S)............................           100           700
                                                                     ----------

               Brewery    0.04%

Redhook Ale Brewery, Inc. (S).....................           100          2,952
                                                                     ----------

               Broadcasting - Radio & TV    0.07%

American Radio Systems Corp. (S)..................           100          2,475
Sinclair Broadcasting Group, Inc. (S).............           100          2,875
                                                                     ----------
                                                                          5,350
                                                                     ----------

               Chemicals     0.05%

Arcadian Corporation (S)..........................           100          2,038
The Carbide/Graphite Group, Inc. (S)..............           100          1,412
                                                                     ----------
                                                                          3,450
                                                                     ----------

               Commercial Services    4.98%

AccuStaff, Inc. (S)...............................           100          3,675
Business Resource Group (S).......................           100            487
CUC International, Inc. (S).......................         3,600        125,550
Franklin Quest Company (S)........................         3,500         85,750
Healthplan Services Corp .........................         1,000         20,375
Interim Services, Inc. (S)........................         1,000         27,000
Personnel Group Of America, Inc. (S)..............         4,900         68,600
Romac International, Inc. (S).....................           100          1,700
SOS Staffing Services (S).........................           200          1,650
Service Corporation International.................           400         15,650
Sitel Corporation (S).............................           100          2,450
                                                                     ----------
                                                                        352,887
                                                                     ----------



(S) Non-income producing security.

                     See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995


                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                    ------------     ----------
               Computer & Office Equipment    4.07%
Bay Networks, Inc.................................         1,200        $64,050
Cabletron Systems, Inc. (S).......................         2,900        191,037
Chipcom Corporation (S)...........................           500         24,250
Cybex Corporation (S).............................           100          2,500
Imnet Systems, Inc (S)............................           100          2,575
Storemedia, Inc. (S)..............................           100          4,525
                                                                     ----------
                                                                        288,937
                                                                     ----------

               Computer Software - Mainframe  21.04%

Arcsys, Inc. (S)..................................           100          4,125
BDM International, Inc. (S).......................           100          2,750
BMC Software, Incorporated........................         3,200        147,200
Baan Company N.V. (S).............................           100          4,500
Black Box Corporation (S).........................           700         12,950
Cadence Design Systems, Inc.......................         3,000        117,750
Checkfree Corporation (S).........................           100          2,000
Computer Associates International, Inc. (S).......         1,400         59,150
Computron Software, Inc. (S)......................           100          1,725
Compuware Corp. (S)...............................         4,000         88,000
Datalogix International, Inc. (S).................           100          1,425
Eagle Point Software Corp. (S)....................           100          1,875
HNC Software, Inc. (S)............................           100          2,625
HPR, Inc. (S).....................................           100          2,325
Harbinger Corporation (S).........................           100          1,375
Informix Corporation..............................         5,000        162,500
Interactive Group, Inc. (S).......................           100            662
Legato Systems, Inc. (S)..........................           100          2,650
Marcam Corp. (S)..................................         1,000         14,875
Maxis, Inc. (S)...................................           100          4,400
Mysoftware Company (S)............................           100          1,275
National Data Corp................................           100          2,687
Number Nine Visual Technology Corp. (S)...........           100          1,650
Oak Technology, Inc. (S)..........................           300         12,600
Oracle Systems Corp...............................         8,600        330,025
SPS Transaction Services Corp.....................         2,700         78,300
Spyglass, Inc. (S)................................           100          4,575
Summit Medical Systems (S)........................           100          1,500
Sybase, Inc. (S)..................................         3,900        125,288
Symantec Corporation (S)..........................           700         21,000
System Software Associates, Inc...................         5,600        224,700
The Bisys Group, Inc. (S).........................         1,500         38,250
Transaction Systems Architects, Inc. (S)..........           200          5,350
UUNET Technologies, Inc. (S)......................           100          4,625
Vantive Corporation (S)...........................           100          1,600
Videoserver, Inc. (S).............................           100          3,525
                                                                     ----------
                                                                      1,491,812
                                                                     ----------

(S) Non-income producing security.


                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995


                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                    ------------     ---------
               Computer Software - P.C.   7.45%

Adobe Systems, Inc................................           700        $36,225
Astea International, Inc (S)......................           100          2,000
Autodesk, Inc.....................................         6,300        275,625
CBT Group PLC-ADR (S).............................           200          9,550
Dendrite International, Inc.(S)...................           100          1,525
Discreet Logic, Inc...............................           100          5,500
Hummingbird Communications, Ltd.(S)...............           800         29,800
Inference Corp., Class A (S)......................           100          1,500
Integrated Measurement Systems, Inc.(S)...........           100          1,325
Netscape Communications Corporation (S)...........           100          6,250
Novadigm, Inc. (S)................................           100          1,687
On Technology, Inc. (S)...........................           100          1,750
Premenos Technology Corporation (S)...............           100          3,250
Pure Software, Inc. (S)...........................           100          3,575
Seer Technologies, Inc. (S).......................           100          1,512
Smith Micro Software, Inc. (S)....................           100            988
Softkey International, Inc. (S)...................         2,800        123,900
Spectrum Holobyte, Inc. (S).......................           600          7,575
Technology Solutions Company (S)..................           600         10,800
Touchstone Software Corporation (S)...............           200          2,150
Unison Software, Inc. (S).........................           100          1,500
                                                                     ----------
                                                                        527,987
                                                                     ----------
               Electrical Equipment    0.02%

Plasma & Materials Technologies, Inc. (S).........           100          1,763
                                                                     ----------

               Electronics    3.46%

AVX Corporation...................................           200          6,700
Accom, Inc. (S)...................................           100            875
Cyberoptics Corporation (S).......................           100          3,400
Euphonix, Inc. (S)................................           300          3,000
Information Storage Devices, Inc. (S).............           300          6,787
Lsi Logic Corporation.............................         1,300         75,075
Linear Technology Corp............................         1,400         58,100
Mackie Designs, Inc. (S)..........................           100          1,450
Macromedia, Inc...................................           200         11,425
Maxim Integrated Products, Inc....................           300         22,200
Paradigm Technology, Inc. (S).....................           100          3,075
Smartflex Systems, Inc. (S).......................           100          1,700
Telecom Seciconductors, Inc. (S)..................           100          1,150
Thermospectra Corporation (S).....................           100          1,675
Tower Semiconductor, Ltd. (S).....................         1,000         32,500
UCAR International, Inc. (S)......................           300          8,175
Ultratech Stepper, Inc............................           200          8,450
                                                                     ----------
                                                                        245,737
                                                                     ----------

(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995




                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                    ------------    ----------

               Electronics-Semiconductor     0.12%



National Semiconductor Corporation (S)............           300         $8,288
                                                                     ----------

               Emerging Technology    0.01%

General Scanning, Inc. (S)........................           100          1,125
                                                                     ----------

               Entertainment & Leisure    3.91%

Ambassadors International, Inc. (S)...............           200          2,250
Aztar Corporation (S).............................           300          2,512
Casino America, Inc. (S)..........................           900          8,437
Grand Casinos, Inc................................         2,500        101,563
Harrah's Entertainment, Inc.......................         5,100        149,175
National Gaming Corp. (S).........................         1,000         10,250
Station Casinos, Inc. (S).........................           200          3,075
                                                                     ----------
                                                                        277,262
                                                                     ----------

               Environmental Control    0.78%

Sanifill, Inc. (S)................................         1,700         55,675
                                                                     ----------

               Financial Services    0.26%

Credit Acceptance Corporation.....................           400         10,800
Jayhawk Acceptance Corp. (S)......................           100          1,462
Union Acceptance Corp., Class A (S)...............           200          3,750
WFS Financial, Inc. (S)...........................           100          2,275
                                                                     ----------
                                                                         18,287
                                                                     ----------

               Food-Processing    0.05%

Rocky Mountain Chocolate Factory, Inc. (S)........           200          3,450
                                                                     ----------
               Industrial Machines - Engines   0.04%

Hardinge, Inc.....................................           100          2,625
                                                                     ----------



(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995

                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                    ------------    ------------
                       Insurance    11.39%

Compdent Corporation (S)..........................           400        $11,700
Foundation Health Corp. (S).......................         2,800        106,750
Healthsource, Inc. (S)............................         1,500         72,187
Mid Atlantic Medical Services, Inc. (S)...........         8,100        158,962
Oxford Health Plans, Inc..........................           800         58,200
Pacificare Health Systems, Class A (S)............         1,000         65,500
Physician Corporation Of America (S)..............           400          6,300
Renaissancere Holdings, Ltd. (S)..................           100          2,438
United Dental Care, Inc. (S)......................           100          3,000
United Healthcare Corp............................         6,600        322,575
                                                                     ----------
                                                                        807,612
                                                                     ----------

               Lodging    7.05%

Amerihost Properties, Inc. (S)....................         5,000         34,375
Doubletree Corp. (S)..............................           200          4,450
HFS, Inc..........................................         6,450        337,819
John Q Hammons Hotels, Inc. (S)...................         4,100         52,787
La Quinta Inns, Inc...............................           100          2,800
Promus Hotel Corporation (S)......................         2,400         54,600
Renaissance Hotel Group N.V. (S)..................           600         10,650
Studio Plus Hotels, Inc. (S)......................           100          2,300
                                                                     ----------
                                                                        499,781
                                                                     ----------

               Machine-Diversified    0.35%

AG Associates, Inc. (S)...........................           100          2,550
American Standard Companies, Inc. (S).............           300          8,850
Computational Systems, Inc. (S)...................           100          1,625
Opal, Inc. (S)....................................           100          1,825
Veeco Instruments, Inc. (S).......................           100          2,625
Westinghouse Air Brake Co. (S)....................           500          7,187
                                                                     ----------
                                                                         24,662
                                                                     ----------

               Manufacturing    0.15%

Chicago Miniature Lamp, Inc. (S)..................           100          1,775
Oakley, Inc. (S)..................................           100          2,963
Safety Components International, Inc. (S).........           300          5,700
                                                                     ----------
                                                                         10,438
                                                                     ----------


(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995



                                                                       Market
                                                                       Value
                                                      Shares          (Note B)
                                                   ------------     -----------

               Medical - Biotech    0.03%

Ostech Inc. (S)...................................           100         $1,825
                                                                    ------------

               Medical - Hospitals    7.09%

American Oncology Resources, Inc. (S).............           100          4,300
Community Care of America, Inc. (S)...............           200          2,775
Horizon Healthcare Corp. (S)......................         1,900         43,225
Integrated Health Services........................         4,100        115,825
Lincare Holdings, Inc. (S)........................         2,000         51,500
Living Centers Of America, Inc. (S)...............           500         16,625
Mariner Health Group, Inc. (S)....................         1,000         14,125
Occusystems, Inc. (S).............................           100          2,075
Owen Healthcare Inc...............................           400          6,525
Pacificare Health Systems-B, Inc. (S).............         2,100        142,800
Pediatric Services of America, Inc. (S)...........           400          7,700
Pediatrix Medical Group, Inc. (S).................           100          2,050
Physicians Resource Group, Inc. (S)...............           200          4,425
Renal Treatment Centers, Inc. (S).................         1,200         44,400
Surgical Care Affiliates..........................         1,900         44,175
                                                                     ----------
                                                                        502,525
                                                                     -----------

               Medical Supplies    0.24%

ICU Medical, Inc. (S).............................           100          1,350
Orthofix International N.V. (S)...................         1,000         15,500
                                                                     ----------
                                                                         16,850
                                                                     ----------

               Office & Business Equipment    0.17%

BT Office Products International, Inc. (S)........           900         11,813
                                                                     ----------

               Publishing-Newspaper    0.05%

Desktop Data, Inc. (S)............................           100          3,475
                                                                     ----------

               Publishing/Printing    0.17%

Mail-Well, Inc. (S)...............................           900         12,150
                                                                     ----------

               Real Estate    0.39%

NHP, Inc. (S).....................................         2,000         27,750
                                                                     ----------


(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995

                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                    ------------     ----------

               Restaurants & Food Service    4.68%

Apple South, Inc..................................           100         $2,275
Applebee's International, Inc.....................         2,000         54,500
Brinker International, Inc. (S)...................         4,400         65,450
Buffets, Inc. (S).................................         3,000         37,500
Hometown Buffet, Inc. (S).........................         1,700         23,800
IHOP Corporation. (S).............................         3,000         78,750
Logan's Roadhouse, Inc. (S).......................           100          1,750
Lone Star Steakhouse & Saloon (S).................           900         36,900
Papa John's International, Inc. (S)...............           100          4,500
Quantum Restaurant Group, Inc. (S)................         2,000         26,750
                                                                     ----------
                                                                        332,175
                                                                     ----------

               Retail    6.23%

Boise Cascade Office Products Corp. (S)...........           800         22,200
Borders Group, Inc. (S)...........................           300          5,137
Consolidated Stores Corp. (S).....................         2,200         50,875
Dollar Tree Stores, Inc. (S)......................           900         30,600
Duty Free International, Inc......................           100          1,275
Global Directmail Corp. (S).......................         1,200         29,550
Gymboree Corp. (S)................................           700         21,088
Hollywood Entertainment Corp......................           600         12,863
Micro Warehouse, Inc. (S).........................         2,700        123,525
Office Depot, Inc. (S)............................         4,800        144,600
                                                                     ----------
                                                                        441,713
                                                                     ----------

               Retail - Specialty    0.58%

Corporate Express, Inc............................           700         17,062
Creative Computers, Inc. (S)......................           100          2,950
Moovies, Inc. (S).................................           100          1,963
Officemax, Inc....................................           800         19,400
                                                                     ----------
                                                                         41,375
                                                                     ----------

               Semiconductors    0.65%

Burr-Brown Corporation............................           800         29,800
C.P. Clare Corp. (S)..............................           100          2,550
Lattice Semiconductor Corporation. (S)............           100          4,062
MEMC Electronic Materials, Inc. (S)...............           200          5,425
Ontrak Systems, Inc. (S)..........................           100          2,763
Transwitch Corp. (S)..............................           100          1,263
                                                                     ----------
                                                                         45,863
                                                                     ----------

(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995


                                                                        Market
                                                                        Value
                                                       Shares          (Note B)
                                                   ------------     -----------

               Telecommunication    2.78%

Equalnet Holding Corp. (S)........................         3,000        $46,500
Midcom Communications, Inc. (S)...................           200          3,050
Mobile Media, Inc. (S)............................           100          2,700
Tel-Save Holdings, Inc. (S).......................         2,100         32,288
Worldcom, Inc. (S)................................         3,500        112,437
                                                                     ----------
                                                                        196,975
                                                                     ----------

               Telecommunication Equipment    0.33%

Colonial Data Technologies Corporation (S)........         1,000         18,500
Harmonic Lightwaves, Inc. (S).....................           100          1,800
Teletrend, Inc. (S)...............................           100          3,300
                                                                     ----------
                                                                         23,600
                                                                     ----------

               Transportation    0.66%

American Medical Response, Inc. (S)...............         1,500         42,563
Atlas Air, Inc. (S)...............................           200          4,450
                                                                     ----------
                                                                         47,013
                                                                     ----------

               Transportation-Air    0.03%

Midwest Express Holdings, Inc. (S)................           100          2,250
                                                                     ----------

               Utilities-Telecommunications   0.75%

Frontier Corporation..............................         2,000         53,250
                                                                     ----------

               Wholesale    0.04%

Programmer's Paradise, Inc. (S)...................           100          1,050
U.S. Office Products Company (S)..................           100          1,513
                                                                     ----------
                                                                          2,563
                                                                     ----------

   TOTAL COMMON STOCK (cost $5,321,729)...........                    6,402,945
                                                                     ----------




(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
EMERGING GROWTH PORTFOLIO
SEPTEMBER 30, 1995


                                                                                    Market
                                                                  Principal          Value
                                                                     Value          (Note B)
                                                                 ------------     -----------
SHORT-TERM OBLIGATIONS                             9.73%

FHLMC, 6.300%, due 10/02/95....................................      $690,000       $689,759
                                                                                  ----------


   TOTAL SHORT-TERM OBLIGATIONS (cost $689,759)................                      689,759
                                                                                  ----------



   TOTAL INVESTMENTS
   (Cost $6,011,488*).......................     100.03%                           7,092,704

Other assets, less liabilities..............      -0.03                               (2,289)
                                                 -------                          ----------
   TOTAL NET ASSETS.........................     100.00%                          $7,090,415
                                                 =======                          ==========






*Aggregate cost for Federal income tax purposes.
(S) Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES -- (Unaudited)
September 30, 1995

                                                                     Emerging
                                                                      Growth
                                                                     Portfolio
                                                                     ---------
ASSETS

Investments, at market value (Note B and C).................
  Common Stock:
    Emerging Growth Portfolio (cost--$5,321,729)............         $6,402,945
  Short-Term Obligations--at amortized cost which
   approximates market value................................            689,759
                                                                     ----------
      Total Investments.....................................          7,092,704
  Cash......................................................            174,240
  Accrued Investment income.................................                326
  Receivable for portfolio securities sold..................            713,048
  Receivable from Chubb Life Insurance Company of America...             35,737
                                                                     ----------
      Total Assets..........................................          8,016,055

LIABILITIES
  Payable for portfolio securities purchased................            914,153
  Accrued investment advisory fees (Note D).................              4,037
  Accrued custody fees......................................              5,995
  Payable to Chubb America Service Corp.....................              1,455
                                                                     ----------
      Total Liabilities.....................................            925,640
                                                                     ----------
NET ASSETS..................................................         $7,090,415
                                                                     ==========

NET ASSETS CONSIST OF:
  Capital paid in...........................................         $6,022,903
  Accumulated net investment loss...........................            (15,227)
  Accumulated net realized gain from investments............              1,523
  Net unrealized gain on investments........................          1,081,216
                                                                     ----------

NET ASSETS..................................................         $7,090,415
                                                                     ==========
Shares of common stock outstanding (no par value,
  100,000,000 shares authorized)............................            553,018
                                                                     ----------
Net asset value, offering and redemption price per share....         $    12.82
                                                                     ==========

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF OPERATIONS--(Unaudited)
For the Period from May 1, 1995 to September 30, 1995

                                                                     Emerging
                                                                      Growth
                                                                     Portfolio
                                                                     ---------
INVESTMENT INCOME

  Income
    Interest.................................                       $   16,404
    Dividends................................                              377
                                                                    ----------
      Total investment
       Income................................                           16,781

Expenses:

  Advisory fees (Note D).....................                           14,962
  Custodian fees.............................                           10,007
  Shareholder reports........................                              671
  Professional fees..........................                              607
  Insurance expenses.........................                              148
  Security valuation.........................                            4,443
  Miscellaneous expenses.....................                            1,170
                                                                    ----------

    Total expenses...........................                           32,008
                                                                    ----------
    Net investment loss......................                          (15,227)
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS

  Net realized gain on investments...........                            1,523
  Net unrealized gain on investments.........                        1,081,216
                                                                    ----------

    Net realized and unrealized gain
     on investments..........................                        1,082,739
                                                                    ----------

  Net increase in net assets
   resulting from operations.................                       $1,067,512
                                                                    ==========


                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
For the Period from May 1, 1995 to September 30, 1995

                                                             Emerging Growth
                                                                Portfolio
                                                             ---------------
Increase (decrease) in net assets:

From operations:

  Net investment loss.....................................     $  (15,227)

  Net realized gain on investments........................          1,523

  Net unrealized gain on investments......................      1,081,216
                                                               ----------
  Net increase in net assets resulting from operations....      1,067,512

Increase in net assets derived
 from shareholder transactions (Note E)...................      6,022,903
                                                               ----------

  Net increase in net assets..............................      7,090,415

Net Assets:
  Beginning of period.....................................              0

  End of period (1).......................................     $7,090,415
                                                               ----------

(1) Including accumulated
  net investment loss.....................................     $  (15,227)
                                                               ==========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
CHUBB AMERICA FUND, INC.
September 30, 1995

NOTE A--ORGANIZATION

Chubb America Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Chubb Life Insurance Company of America ("Chubb Life"). The Company is composed of nine separate portfolios (the "Portfolios"): the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. Chubb Life's ownership in the Emerging Growth Portfolio as of September 30, 1995 is as follows:

                                                                Percentage of
     Portfolio                            Shares Owned        Shares Outstanding
     Emerging Growth................         300,001                54.25%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Federal Income Taxes: It is the policy of the Company for the Portfolio to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

CHUBB AMERICA FUND, INC.
September 30, 1995

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. The aggregate cost of investments owned for Federal income tax purposes is the same as for financial reporting purposes.

As of September 30, 1995, gross unrealized gains and losses were as follows:


                                       Gross          Gross          Net
                                     Unrealized     Unrealized    Unrealized
                                       Gains          Losses         Gain
                                     ----------     ----------    ----------

Emerging Growth Portfolio.........  $1,132,207       $50,991     $1,081,216


Purchases and sales of investment securities for the period ended September 30, 1995, other than short-term obligations, were as follows:

                                                                   Proceeds
                                                      Cost of        from
                                                     Investment   Investment
                                                     Securities   Securities
                                                     Purchased       Sold
                                                     ----------   ----------

Emerging Growth Portfolio..........                  $5,660,187    $339,981


CHUBB AMERICA FUND, INC.
September 30, 1995

Note D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Chubb Investment Advisory Corporation, a wholly-owned subsidiary of Chubb Life. Under the agreement, Chubb Investment Advisory Corporation provides investment management and certain administrative services for the Company. Chubb Investment Advisory Corporation has, in turn, retained MFS Asset Management Group to provide investment advisory services for the Emerging Growth Portfolio. For its investment management and administrative services, Chubb Investment Advisory Corporation is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of the Portfolio as shown below:

                                         First          Next         Over
                                         $200           $1.1         $1.3
                                        Million        Billion      Billion
                                        -------        -------      -------

Emerging Growth Portfolio                .80%           .75%         .70%


NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

                                             Emerging Growth Portfolio*
                                        ------------------------------------
                                            For Period from May 1, 1995
                                               to September 30, 1995
                                            ----------------------------
                                              Shares           Dollars
                                             --------        ----------
Shares issued...........................      553,367       $ 6,027,398
Shares issued as reinvestment of
  dividends.............................
Shares redeemed.........................         (349)           (4,495)
                                              -------       -----------

    Net increase........................      553,018       $ 6,022,903
                                              =======       ===========

*Inception Date--May 1, 1995

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--Unaudited
For a share outstanding throughout the period:

                                        Emerging Growth Portfolio
                                        -------------------------
                                               (Unaudited)
                                               Period From
                                                  May 1,
                                                 1995 to
                                                September
                                               30, 1995(A)
                                              -------------

Net asset value, beginning of
  period............................          $    10.00

Income From Investment
  Operations

    Net investment loss.............               (0.03)


    Net realized and unrealized
     gains (losses) on
     securities.....................                2.85
                                              -----------
    Total from investment
      operations....................                2.82
                                              -----------

    Net asset value, end of period..          $    12.82
                                              ============
    Total Return (B)................               28.21%(D)

    Ratios to Average Net Assets:

      Expenses......................                1.68%(C)

      Net investment loss...........               (0.80%)(C)

    Portfolio Turnover Rate.........                7.60%(D)

    Net Assets, At End of Period....          $7,090,415


(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account of related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) Per share data and ratios calculated on an annualized basis.

(D) Not Annualized.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO
December 31, 1994

                                                          Number    Market
                                                            of      Value
Company                                                   Shares   (Note B)
-------                                                   ------   --------
COMMON STOCK-83.68%

      Advertising, Broadcast & Publishing-0.87%

Nedlloyd Groep, NLG10, ORD                                14,000  $  459,052
                                                                  ----------
           Aerospace Equipment-1.12%

British Aerospace, ORD                                    88,889     594,507
                                                                  ----------
               Banking-4.62%

Banco Popular Espanol, ORD                                 5,000     594,469
Banco Portugues De Investimento, ORD                      17,000     253,718
Barclays PLC, ADR                                          7,000     267,750
Credit Foncier De France, ORD                              3,000     432,845
National Australia Bank Ltd., ADR.                        11,307     457,923
National Bank of Canada, ORD                              65,000     440,226
                                                                  ----------
                                                                   2,446,931
                                                                  ----------
               Beverages-1.13%

Embotelladora Andina S.A., ADR                            23,000     600,875
                                                                  ----------
         Building & Construction-3.06%

Corcemar Corp., ORD, B Shares+                            65,000     428,968
Perini Corporation+                                       30,000     281,250
Sociedade Construcos Soares De Costa, ORD, NEW            11,100     211,949
Sociedade Construcos Soares De Costa, ORD                 37,000     697,235
                                                                  ----------
                                                                   1,619,402
                                                                  ----------
         Building & Real Estate-0.56%

Wereldhave, NV, ORD                                        5,200     294,863
                                                                  ----------
          Building Materials-4.84%

Enso-Gutzeit Oy, ORD                                      65,000     558,175
Masco Corporation                                         16,400     371,050
Owens-Corning Fiberglass Corp.+                           10,000     320,000
Pioneer International Ltd., ADR                          200,000     496,400
Pioneer International Ltd., ORD                          195,000     484,010
Skane-Gripen, AB., ORD                                    33,000     332,924
                                                                  ----------
                                                                   2,562,559
                                                                  ----------
      Business & Public Services-3.07%

Oce Van Der Grinten, NV, ORD                              20,500     917,902
Rhoen Klinikum, ORD                                          840     704,509
                                                                  ----------
                                                                   1,622,411
                                                                  ----------

                                                          Number    Market
                                                            of      Value
Company                                                   Shares   (Note B)
-------                                                   ------   --------
             Chemicals-3.88%

BASF AG, ORD                                               2,400  $  488,201
Bayer, ADR                                                20,000     463,218
Desc Fomento, ORD, Series C                               27,027     153,105
Solvay S.A., ORD                                           1,100     523,562
Vitro S.A., ORD                                           90,000     423,954
                                                                  ----------
                                                                   2,052,040
                                                                  ----------
        Communication Systems-4.64%

Cable & Wireless, Pub. Ltd. Co., ADR                      22,000     385,000
Compania de Telefon De Chile, S.A., ADR.                   9,000     708,750
MCI Communications Corp                                   36,000     661,500
Telefonica de Espana, ADR                                 20,000     702,500
                                                                  ----------
                                                                   2,457,750
                                                                  ----------
           Electronics-3.05%

Great Wall Electronics Ltd., ORD                         720,000      56,736
Hitachi Ltd., ORD                                        100,000     991,270
Sony Corporation, ORD                                     10,000     566,302
                                                                  ----------
                                                                   1,614,308
                                                                  ----------
         Energy Sources-2.07%

Royal Dutch Petroleum Co., Ltd., ADR.                      5,000     537,500
Total Petroles, ORD                                        9,600     557,998
                                                                  ----------
                                                                   1,095,498
                                                                  ----------
         Engineering-2.98%

Danieli & C Officine Meccaniche, ORD                     180,000     643,536
Empresa ICA Sociedad Controladora S.A., ADR               21,000     325,500
IHC Caland, ORD                                           24,000     607,152
                                                                  ----------
                                                                   1,576,188
                                                                  ----------
    Entertainment & Leisure-0.90%

Kuoni, ORD                                                    17     474,149
                                                                  ----------
      Financial Services-4.17%

Brierley Investments Ltd., ORD                           525,000     379,732
Chile Fund, Inc.                                          11,570     533,666
Invesco Mim, ORD                                         200,000     513,140
Rhone-Poulenc, ORD                                         7,800     181,086
Thailand International Fund+                                  12     360,000
The Turkey Trust, PLC, ORD                                73,000     237,549
                                                                  ----------
                                                                   2,205,173
                                                                  ----------

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO-(Continued)
December 31, 1994

                                                         Number     Market
                                                           of       Value
Company                                                  Shares    (Note B)
-------                                                 --------  ----------
COMMON STOCK-Continued

        Food & Household Products-0.91%

Ares-Serono S.A., ORD                                        875  $  480,739
                                                                  ----------
        Forest Products & Paper-9.10%

Boise Cascade Corp.                                       19,000     508,250
Bowater, Inc.                                             21,000     559,125
Burlington Northern, Inc.                                  8,500     409,062
Carter Holt Harvey, Ltd., ORD                            279,251     572,018
Fletcher Challenge Ltd. Forestry Division, ORD           360,000     430,920
International Paper Company                               12,500     942,188
James River Corp., of Virginia                            22,000     445,500
Tampella AB, 144A, ORD                                   120,000     354,456
Valmet Oy, FIM20, ORD                                     20,000     380,206
Vital Forsikring AS, ORD                                  20,000     212,890
                                                                  ----------
                                                                   4,814,615
                                                                  ----------
        Health & Personal Care-2.64%

Glaxo Holdings Corp., ADR                                 20,000     407,500
Nationwide Health Properties                              12,000     429,000
Roche Holdings Genusscheine, ORD                               2       9,682
Smithkline Beecham, PLC, ADR                              16,000     548,000
                                                                  ----------
                                                                   1,394,182
                                                                  ----------
      Industrial Machines, Engines-3.29%

Celsius Industrier, AB, ORD                               19,000     421,707
Internatio-Mueller, NV, ORD                               10,000     530,163
SKF, ORD                                                  48,000     790,949
                                                                  ----------
                                                                   1,742,819
                                                                  ----------
             Insurance-3.07%

National Mutual Asia Ltd., ORD                           750,000     494,325
Swiss Reinsurance, Zurich, BR, SZF100, ORD                 1,650     996,056
Swiss Reinsurance, Reg., SWF20, ORD                          220     132,639
                                                                  ----------
                                                                   1,623,020
                                                                  ----------
          International, Oil-0.57%

YPF Sociedad Anonima S.A., ADR                            14,000     299,250
                                                                  ----------
            Manufacturing-0.96%

Pechiney International, S.A., FRF100, ORD                 17,000     509,669
                                                                  ----------

                                                         Number     Market
                                                           of       Value
Company                                                  Shares    (Note B)
-------                                                 --------  ----------
            Merchandising-0.79%

Limited, Inc.                                             23,000  $  416,875
                                                                  ----------
           Mining & Metals-6.57%

DeBeers/Centenary Linked Units, ADR                       22,000     514,250
Industrius Penoles S.A., New Star CP, ORD+               313,300     828,240
Metall Mining Corp., ORD+                                 51,000     436,305
Oregon Steel Mills, Incorporated                          14,000     218,750
Sociedad Quimica Y Minera De Chile, ADR                   16,000     466,000
Tesco, PLC, ORD                                          140,000     545,384
Union Miniere, NPV, ORD                                    6,000     465,597
                                                                  ----------
                                                                   3,474,526
                                                                  ----------
          Multi-Industries-2.46%

Desc Sociedad De Fomento Industrial, ORD                 100,000     507,610
Jardine Matheson Holdings, ADR.                          111,600     796,913
                                                                  ----------
                                                                   1,304,523
                                                                  ----------
      Office & Business Equipment-1.94%

Buderus AG Lahn-Wetzlar, ORD                               2,400   1,028,892
                                                                  ----------
           Oil Drilling-0.45%

Parker Drilling Company+                                  50,000     237,500
                                                                  ----------
         Pharmaceuticals-2.57%

Astra AB, B Free, ORD                                     34,500     879,429
Pharmacia AB, B Free, SEK25, ORD                          30,000     478,203
                                                                  ----------
                                                                   1,357,632
                                                                  ----------
        Pollution Control-0.52%

WMX Technologies Incorporated                             10,500     275,625
                                                                  ----------
             Retail-0.90%

Karstadt AG, DEM50, ORD                                    1,300     473,866
                                                                  ----------
            Shipping-2.08%

Bergesen "B", ORD                                         20,000     484,918
Transportation Maritima, S.A., ORD.                       45,000     278,676
Unitor Ships Service, ORD                                 20,000     337,076
                                                                  ----------
                                                                   1,100,670
                                                                  ----------

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO-(Continued)
December 31, 1994

                                                        Number     Market
                                                          of       Value
Company                                                 Shares    (Note B)
-------                                                 -------  -----------
COMMON STOCK-Continued

         Textiles & Apparel-0.78%

Liz Clairborne, Inc                                      24,500  $   413,438
                                                                 -----------

          Transportation-1.00%

Frans Maas Groep, CVA, NLG10, ORD                        17,000      529,009
                                                                 -----------
       Utilities, Electric & Gas-2.12%

Alcatel Alsthom CG, ORD                                   4,079      348,529
Empresa Nacional De Electricidad, ADR                    10,000      405,000
Shandong Huaneng Power, ADR+                             38,000      365,750
                                                                 -----------
                                                                   1,119,279
                                                                 -----------
   TOTAL COMMON STOCK (Cost $38,208,159)                          44,271,835
                                                                 -----------

PREFERRED STOCK-2.47%

              Banking-0.83%

ANZ Banking Co., PFD., ORD                                2,000      175,298
Wells Fargo & Co., PFD., Series B.                        6,270      261,773
                                                                 -----------
                                                                     437,071
                                                                 -----------
              Beverages-0.33%

Dairy Farm International Holding Ltd., 6.500%,
  Cumulative Convertible+                               210,000      175,875
                                                                 -----------
          Building Materials-0.66%

Kaufman & Broad Home Corp., PFD.                         26,000      347,750
                                                                 -----------
          Financial Services-0.65%

Bangkok Investments Co., Ltd., PFD.                       2,500      344,975
                                                                 -----------
   TOTAL PREFERRED STOCK (Cost $1,335,875)                         1,305,671
                                                                 -----------

                                                                   Market
                                                      Principal    Value
Company                                                 Value     (Note B)
-------                                               ---------  -----------
CORPORATE BONDS-2.49%

News Corp Zero Convertibles, due 03/31/02             $ 459,000  $   328,185
P T Inti Indorayon Utama, Conv., 5.500%,
  due 10/01/02                                           70,000       79,100
Softe, S.A., CNV, 4.250%, due 07/30/98           ITL805,000,000      516,810
TNT Pacific Finance Conv., 9.000%,
  due 07/27/98                                       AUD550,000      391,149
                                                                 -----------
    TOTAL CORPORATE BONDS (Cost $1,298,454)                        1,315,244
                                                                 -----------

SHORT-TERM OBLIGATIONS-15.29%

U.S. Treasury Bill, 4.965%, due 01/19/95              1,000,000      997,380
U.S. Treasury Bill, 5.080%, due 01/19/95                770,000      767,935
U.S. Treasury Bill, 5.340%, due 02/16/95                500,000      496,514
U.S. Treasury Bill, 5.540%, due 03/09/95              3,900,000    3,861,480
U.S. Treasury Bill, 5.295%, due 04/13/95              2,000,000    1,967,832
                                                                 -----------
    TOTAL SHORT-TERM OBLIGATIONS (Cost $8,090,719)                 8,091,141
                                                                 -----------
    TOTAL INVESTMENTS (Cost $48,933,207*)               103.93%   54,983,891

Other assets, less liabilities                           (3.93)   (2,080,123)
                                                      ---------  -----------
    TOTAL NET ASSETS                                    100.00%  $52,903,768
                                                      =========  ===========

--------------
*       Aggregate cost for Federal income tax purposes.
+       Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
MONEY MARKET PORTFOLIO
December 31, 1994

                                                                     Market
                                                        Principal    Value
                                                          Value     (Note B)
                                                       ----------- ----------
SHORT-TERM OBLIGATIONS-100.43%

U.S. Treasury Bill, 5.050%, due 01/19/94               $2,825,000  $2,817,471
U.S. Treasury Bill, 5.320%, due 02/02/95                3,125,000   3,109,760
U.S. Treasury Bill, 4.830%, due 02/09/95                1,800,000   1,790,340
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS (Cost $7,717,571)                      7,717,571
                                                                   ----------

TOTAL INVESTMENTS (Cost $7,717,571*)  100.48%                       7,717,571

Other assets, less liabilities         (0.48)                         (37,086)
                                      -------                      ----------

   TOTAL NET ASSETS                   100.00%                      $7,680,485
                                      =======                      ==========

--------------
*Aggregate cost for Federal income tax purposes.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GOLD STOCK PORTFOLIO
December 31, 1994

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
COMMON STOCK-97.09%

               Australia-14.23%

Acacia Resources Ltd+                                     45,000  $   82,021
Australian Resources Ltd., ORD                            70,000      89,586
Herald Resources Ltd.                                     20,500      16,377
Mount Burgess Gold Mining Co., N.L., ORD+                100,000      14,730
Newcrest Mining Ltd., ORD.                               100,000     446,000
Placer Pacific Ltd., ORD                                  33,300      92,984
Plutonic Resources Ltd., ORD                              20,000      88,424
Samantha Gold N.L., ORD                                   39,286      89,890
Sons of Gwalia N.L., ADR                                   5,000      90,170
Wiluna Mines, ORD                                         40,000      35,680
                                                                  ----------
                                                                   1,045,862
                                                                  ----------

                   Canada-43.57%

American Barrick Resources Corp.                          36,125     803,781
Audrey Resources Ltd., Inc.+                              51,000      43,630
Bolivar Goldfields Ltd.+                                  18,000      30,283
Bolivar Goldfields Ltd., Warrants (exp. 4/20/95)+(A)       9,000           0
Dayton Mining Corporation+                                75,000     216,548
Dayton Mining Corporation, Warrants (exp. 5/3/95)+(A)     12,500           0
Echo Bay Mines, Ltd.                                      17,000     180,625
El Callao Mining Corp., ORD.                              41,000      39,458
Glamis Gold, Ltd.                                         15,000     131,250
Hemlo Gold Mines, Inc.                                    33,874     342,974
Miramar Mining Corp.+                                     30,000     128,325
Miramar Mining Corp., Warrants (exp. 10/12/95)+(A)        12,500           0
Placer Dome, Inc.                                         20,000     435,000
Prime Resources Group, Inc.+                              15,000     108,275
Rayrock Yellowknife+                                       5,000      59,261
Solitario Resources Corp.+                                30,000      22,029
Teck Corp., Class B.                                       6,000     108,542
Texas Star Resources Corp.+                               45,000      15,075
Treminco Resources Ltd.+                                 100,000      19,240
TVX Gold, Inc.+                                           60,000     405,000
Viceroy Resources Corp.+                                  20,000     114,066
                                                                  ----------
                                                                   3,203,362
                                                                  ----------

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
            United States-39.29%

Ashanti Goldfields Company Ltd., 144A+                    15,000  $  327,188
Battle Mountain Gold Co., Inc.                            40,000     440,000
Coeur D'Alene Mines Corp.                                  6,000      98,250
Crown Resources Corporation+                              20,000      82,500
FMC Gold Company                                          20,000      67,500
Freeport McMoran Copper & Gold, Inc.                      27,000     573,750
Hecla Mining Co.+                                         10,000     101,250
Homestake Mining Company                                  17,800     304,825
Newmont Gold Company                                       6,000     213,750
Newmont Mining Corporation                                 6,999     251,964
Santa Fe Pacific Gold Corp.+                              10,000     128,750
Stillwater Mining Company+                                10,000     136,250
USMX, Inc.+                                               65,000     162,500
                                                                  ----------
                                                                   2,888,477
                                                                  ----------
  TOTAL COMMON STOCK (Cost $5,692,063)                             7,137,701
                                                                  ----------

                                                       Principal
                                                         Value
                                                       ---------
SHORT-TERM OBLIGATIONS-3.38%

U.S. Treasury Bill, 4.300%, due 02/09/95                $150,000     149,283
U.S. Treasury Bill, 5.350%, due 03/09/95                 100,000      99,013
                                                                  ----------
  TOTAL SHORT-TERM OBLIGATIONS (Cost $248,273)                       248,296
                                                                  ----------
  TOTAL INVESTMENTS (Cost $5,940,336*)                    100.47%  7,385,997

Other assets, less liabilities                             (0.47)    (34,372)
                                                       ---------  ----------

  TOTAL NET ASSETS                                        100.00% $7,351,625
                                                       =========  ==========

--------------
*       Aggregate cost for Federal income tax purposes.
+       Non-income producing security.
(A)     Restricted security, valued at fair value (Notes B and F).

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DOMESTIC GROWTH STOCK PORTFOLIO
December 31, 1994

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
COMMON STOCK-96.04%

           Aerospace Equipment-1.39%

Sunstrand Corporation                                      9,600   $  436,800
                                                                   ----------
                  Apparel-0.92%

Cato Corp                                                 40,000      290,000
                                                                   ----------
         Auto Parts and Accessories-1.24%

HI-LO Automotive, Inc.+                                   40,000      390,000
                                                                   ----------
                   Banking-5.57%

Bay View Capital Corporation                              24,900      473,100
Meridian Bancorp, Inc.                                    14,300      380,738
TIG Holdings                                              32,000      600,000
Transamerica Corporation                                   6,000      298,500
                                                                   ----------
                                                                    1,752,338
                                                                   ----------

                  Chemicals-6.64%

Cambrex Corporation                                       27,700      720,200
Ferro Corp.                                               12,750      304,406
Furon Corp.                                               30,000      660,000
Loctite Corp.                                              5,000      232,500
Specialty Chemical Resources,Inc.+                        57,200      171,600
                                                                   ----------
                                                                    2,088,706
                                                                   ----------

          Communications -- Systems-1.75%

Intervoice, Inc.+                                         40,000      550,000
                                                                   ----------
         Computer & Office Equipment-2.69%

Data General Corporation+                                 60,000      600,000
Smith Corona Corp                                         98,100      245,250
                                                                   ----------
                                                                      845,250
                                                                   ----------

          Computer Software/Services-3.46%

Banctec, Inc.+                                            28,000      609,000
Phamis Inc.+                                              26,700      480,600
                                                                   ----------
                                                                    1,089,600
                                                                   ----------

                Consumer Products-2.15%

American Greetings Corporation                            25,000      675,000
                                                                   ----------
           Drug and Hospital Supplies-3.48%

National Medical Enterprises+                             50,000      706,250
PCI Services, Inc.+                                       60,000      390,000
                                                                   ----------
                                                                    1,096,250
                                                                   ----------

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
                 Electronics-3.34%

Instrument Systems Corp.+                                 65,000   $  544,375
Whittaker Corporation+                                    25,000      506,250
                                                                   ----------
                                                                    1,050,625
                                                                   ----------

              Financial Services-2.07%

Student Loan Marketing Association                        20,000      650,000
                                                                   ----------
          Furnishings & Appliances-1.81%

Kimball International Inc., Class B                       11,200      291,200
Shelby Williams Industries, Inc.                          33,400      279,725
                                                                   ----------
                                                                      570,925
                                                                   ----------

           Health & Personal Care-9.24%

Allied Healthcare Products, Inc.                          32,000      528,000
Bergen Brunswig Corp., Class A                            29,950      625,206
Healthdyne Tech, Inc.+                                    66,666      674,993
IBP Incorporated                                           7,900      238,975
Integrated Health Services, Inc.+                         21,200      837,400
                                                                   ----------
                                                                    2,904,574
                                                                   ----------

                   Insurance-4.84%

American Bankers, Inc.                                    30,000      720,000
Citizens Corporation                                      25,000      425,000
Unum Corporation                                          10,000      377,500
                                                                   ----------
                                                                    1,522,500
                                                                   ----------

             Leisure & Entertainment-2.03%

Club Car, Inc.+                                           38,700      638,550
                                                                   ----------
                      Machinery-5.70%

Duriron, Inc.                                             17,500      310,625
Lamson & Sessions, Inc.+                                  88,200      529,200
N.N. Ball & Roller, Inc.                                  32,000      608,000
Simpson Industries, Inc.                                  37,500      346,875
                                                                   ----------
                                                                    1,794,700
                                                                   ----------

                    Manufacturing-1.59%

Paragon Trade Brands, Inc.+                               37,800      500,850
                                                                   ----------
                    Merchandising-1.03%

Pier 1 Imports, Inc.                                      34,482      323,269
                                                                   ----------
                   Mining & Metals-3.23%

A.M. Castle & Co.                                         38,550      534,881
Roanoke Electric Steel Corp.                              29,700      482,625
                                                                   ----------
                                                                    1,017,506
                                                                   ----------

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DOMESTIC GROWTH STOCK PORTFOLIO--(Continued)
December 31, 1994

                                                         Number     Market
                                                           of       Value
Company                                                  Shares    (Note B)
-------                                                 --------  ----------
COMMON STOCK-Continued

           Miscellaneous Industries-5.46%

ABM Industries, Inc.                                      22,000  $   511,500
Alco Standard Corp.+                                       7,200      451,800
Farrel Corporation                                        22,000      121,000
Sun Healthcare Group, Inc.+                               25,000      634,375
                                                                  -----------
                                                                    1,718,675
                                                                  -----------

                     Paper-0.95%

Potlatch Corporation                                       8,000      298,000
                                                                  -----------

                  Real Estate-0.15%

Factory Stores of America                                  2,200       47,575
                                                                  -----------

                 Retail Stores-5.32%

Caldor, Inc.+                                             20,000      445,000
Catherines Stores Company+                                34,000      297,500
Consolidated Stores Corp.+                                35,000      651,875
Designs, Inc.+                                            40,000      280,000
                                                                  -----------
                                                                    1,674,375
                                                                  -----------

                     Shipping-5.84%

Airborne Freight Corp.                                    30,000      615,000
American President Companies                              20,000      505,000
Yellow Corp.                                              30,000      716,250
                                                                  -----------
                                                                    1,836,250
                                                                  -----------

                                                         Number     Market
                                                           of       Value
Company                                                  Shares    (Note B)
-------                                                 --------  ----------
                Software Development-4.89%

Banyan Systems, Inc.+                                     30,000  $   536,250
Dataflex Corporation+                                     56,000      497,000
Marcam Corp.+                                             50,000      506,250
                                                                  -----------
                                                                    1,539,500
                                                                  -----------

                    Textiles & Shoes-5.81%

Lacrosse Footwear, Inc.                                   30,000      330,000
Nine West Group, Inc.+                                    25,000      709,375
Vans, Inc.+                                              100,000      787,500
                                                                  -----------
                                                                    1,826,875
                                                                  -----------

               Utilities, Electric & Gas-3.45%

Acme Electric Corp.+                                      50,900      648,975
Enterra Corporation+                                      23,000      437,000
                                                                  -----------
                                                                    1,085,975
                                                                  -----------

  TOTAL COMMON STOCK (Cost $26,381,402)                            30,214,668
                                                                  -----------

  TOTAL INVESTMENTS (Cost $26,381,402*)                    96.04%  30,214,668

Other assets, less liabilities                              3.96    1,243,998
                                                         -------  -----------

  TOTAL NET ASSETS                                        100.00% $31,458,666
                                                         =======  ===========

--------------
*       Aggregate cost for Federal income tax purposes.
+       Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BOND PORTFOLIO
December 31, 1994

                                                                     Market
                                                        Principal    Value
Company                                                   Value     (Note B)
-------                                                ----------  -----------
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS-101.50%

FHLMC, #C80090, 6.000%, due 01/01/24                   $  600,471  $   511,643
FNMA, 9.550%, due 09/10/97                                 55,000       57,200
FNMA, CMO, #8829B, 9.500%, due 12/25/18                   107,106      108,541
FNMA, Pool #248672, 6.000%, due 12/01/23                  191,214      162,352
FNMA, Pool #261605, 6.000%, due 01/01/24                  821,603      697,592
FNMA, Pool #267376, 6.000%, due 01/01/24                  193,905      164,637
GNMA, Pool #190666, 9.000%, due 12/15/16                  107,578      108,520
U.S. Treasury Note, 5.375%, due 05/31/98                4,995,000    4,631,294
U.S. Treasury Note, 7.500%, due 10/31/99                  750,000      739,452
U.S. Treasury Note, 7.750%, due 11/30/99                5,650,000    5,628,813
U.S. Treasury Note, 6.250%, due 02/15/03                  500,000      452,031
                                                                   -----------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (Cost $13,631,808)                                               13,262,075
                                                                   -----------

                                                                     Market
                                                        Principal    Value
Company                                                   Value     (Note B)
-------                                                ----------  -----------
CORPORATE BONDS-0.38%

Corning Glass, 8.250%, due 03/15/02                    $   50,000  $    49,372
                                                                   -----------

  TOTAL CORPORATE BONDS (Cost $48,272)                                  49,372
                                                                   -----------

  TOTAL INVESTMENTS (Cost $13,680,080*)                    101.88%  13,311,447

Other assets, less liabilities                              (1.88)    (245,002)
                                                       ----------  -----------

  TOTAL NET ASSETS                                         100.00% $13,066,445
                                                       ==========  ===========

--------------
*       Aggregate cost for Federal income tax purposes.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GROWTH AND INCOME PORTFOLIO
December 31, 1994

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
COMMON STOCK-97.46%
            Aerospace, Defense-1.75%

Boeing Company                                              2,100  $   98,175
                                                                   ----------
                 Appliances-3.05%

Whirlpool Corp.                                             3,400     170,850
                                                                   ----------

                 Automobiles-5.87%

Chrysler Corporation                                        3,300     161,700
General Motors Corporation, Class H                         4,800     167,400
                                                                   ----------
                                                                      329,100
                                                                   ----------

                    Banks-15.04%

First Chicago Corp.                                         3,500     167,125
First Federal Michigan Corp.                                8,100     166,050
Fleet Mortgage Group, Inc.                                  9,700     192,788
KeyCorp.                                                    6,533     163,325
Mellon Bank Corp.                                           5,050     154,656
                                                                   ----------
                                                                      843,944
                                                                   ----------

                   Beverages-2.27%

Anheuser Busch Companies, Inc.                              2,500     127,187
                                                                   ----------

                Building, Homes-2.76%

Toll Brothers+                                             15,700     155,037
                                                                   ----------

              Building Materials-3.25%

Owens-Corning Fiberglass Corp.+                             5,700     182,400
                                                                   ----------

             Capital Goods, Truck-3.23%

Cummins Engine, Inc.                                        4,000     181,000
                                                                   ----------

                   Computers-2.89%

Compaq Computer Corp.                                       4,100     161,950
                                                                   ----------

                Consumer Health-8.65%

American Home Products, Inc.                                2,500     156,875
Baxter International, Inc.                                  5,300     149,725
National Health Labs Holdings, Inc.                        13,500     178,875
                                                                   ----------
                                                                      485,475
                                                                   ----------

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
             Consumer Photography-2.49%

Polaroid Corp.                                              4,300  $  139,750
                                                                   ----------

             Electronics, Defense-2.75%

E-Systems, Inc.                                             3,700     154,013
                                                                   ----------

              Financial Services-4.84%

Merrill Lynch                                               4,200     150,150
Paine Webber Group, Inc.                                    8,100     121,500
                                                                   ----------
                                                                      271,650
                                                                   ----------

               Food, Processing-2.56%

Philip Morris Companies, Inc.                               2,500     143,750
                                                                   ----------

                    Insurance-8.75%

Old Republic International Corp.                            8,500     180,625
Progressive Corp.                                           4,900     171,500
Berkley Corp.                                               3,700     138,750
                                                                   ----------
                                                                      490,875
                                                                   ----------

                 Mining and Metals-2.70%

Inco, Ltd.                                                  5,300     151,713
                                                                   ----------

                   Oil, Domestic-0.59%

Tenneco, Inc.                                                 776      32,980
                                                                   ----------

                 Oil, International-2.60%

Exxon Corporation                                           2,400     145,800
                                                                   ----------

                    Oil, Refining-2.50%

Ultramar Corp.                                              5,500     140,250
                                                                   ----------

                 Retail, Speciality-2.77%

Sotheby's Holdings, Inc.                                   13,500     155,250
                                                                   ----------

                    Retail Stores-2.69%

K Mart Corporation                                         11,600     150,800
                                                                   ----------

              Technology, Semiconductors-3.03%

Avnet, Inc.                                                 4,600     170,200
                                                                   ----------

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GROWTH AND INCOME PORTFOLIO-(Continued)
December 31, 1994

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
COMMON STOCK--Continued

                  Telephone-2.18%

Telefonos de Mexico, S.A., ADR                              3,000  $  123,000
                                                                   ----------

                  Textiles-2.83%

Burlington Industries, Inc.+                               16,100     158,987
                                                                   ----------

          Transportation, Rail & Truck-2.66%

Burlington Northern, Inc.                                   3,100     149,188
                                                                   ----------

            Transportation, Shipping-2.76%

Offshore Logistics+                                        11,900     154,700
                                                                   ----------

   TOTAL COMMON STOCK (Cost $5,595,367)                             5,468,024
                                                                   ----------

                                                                     Market
                                                                     Value
Company                                                             (Note B)
-------                                                            ----------
   TOTAL INVESTMENTS (Cost $5,595,367*)                     97.46% $5,468,024

Other assets, less liabilities                               2.54     142,448
                                                          -------  ----------

   TOTAL NET ASSETS                                        100.00% $5,610,472
                                                          =======  ==========

--------------
*       Aggregate cost for Federal income tax purposes.
+       Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH PORTFOLIO
December 31, 1994

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
COMMON STOCK--45.99%

        Advertising, Broadcast & Publ.-2.59%

British Sky Broadcasting, ADR+                             24,100  $  578,400
Central European Media Center+                              9,750     136,500
                                                                   ----------
                                                                      714,900
                                                                   ----------

                Appliances-0.56%

The Singer Company, N.V., ADR                               5,150     153,856
                                                                   ----------

             Automotive Parts-0.83%

Finishmaster, Inc.+                                        24,950     227,669
                                                                   ----------

                 Banking-0.58%

First Empire State Corporation                              1,175     159,800
                                                                   ----------

                Beverages-1.69%

Dr. Pepper/Seven Up Companies, Inc.+                        6,480     166,050
Panamerican Beverage Inc., Class A                          9,515     300,912
                                                                   ----------
                                                                      466,962
                                                                   ----------

           Communication Systems-6.12%

Millicom International Cellular, S.A., ADR+                26,050     784,756
Motorola Inc.                                               4,925     285,034
Paging Network, Inc.+                                      18,125     616,250
                                                                   ----------
                                                                    1,686,040
                                                                   ----------

              Consumer Products-1.06%

Dial Corporation                                            1,350      28,688
Industrie Natuzzi SPA, ADR                                  7,750     263,500
                                                                   ----------
                                                                      292,188
                                                                   ----------

              Financial Services-13.28%

APS Holdings, Inc.+                                        12,975     366,544
Citicorp                                                   15,875     656,828
Espirito Santo Financial, ADR                              17,675     236,403
Grupo Financiero Inbursa "C", ORD+                         75,140     195,281
Grupo Financiero Serfin, ADR+                                 775       5,813
Household International, Inc.                              13,025     483,553
Kinnevik AB, ORD, Class B Free                             43,300   1,432,832
World Acceptance Corp.+                                    12,000     282,000
                                                                   ----------
                                                                    3,659,254
                                                                   ----------

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
                Hardware Stores-0.44%

Orchard Supply Hardware Stores+                            16,125  $  120,937
                                                                   ----------

             Health & Personal Care-0.14%

Dentsply International, Inc.                                1,200      37,800
                                                                   ----------

              Lodging & Restaurant-0.55%

Davco Restaurants, Inc.+                                   12,300     150,675
                                                                   ----------

                     Media-2.11%

Heritage Media Corp. Class A+                              16,525     444,109
Scandinavian Broadcasting System+                           6,725     137,863
                                                                   ----------
                                                                      581,972
                                                                   ----------

                Multi-Industries-0.84%

Newell Company                                             11,100     233,100
                                                                   ----------

                 Pharmaceuticals-3.58%

Pfizer, Inc.                                                3,525     272,306
R.P. Scherer Corp.+                                        15,750     714,656
                                                                   ----------
                                                                      986,962
                                                                   ----------

                   Publishing-2.26%

Wolters Klower, CVA, ORD                                    3,118     230,708
Wolters Kluwer, NV, ADR                                     5,300     392,159
                                                                   ----------
                                                                      622,867
                                                                   ----------

                  Retail Stores-4.36%

Carrefour Supermarche, ORD                                    603     249,932
Cato Corporation, Class A                                  26,200     189,950
Federated Department Stores+                               14,450     278,163
Filene's Basement Corp.+                                    2,200      10,175
Lowe's Companies, Inc.                                      7,875     273,656
Wal Mart Stores, Inc.                                       9,375     199,219
                                                                   ----------
                                                                    1,201,095
                                                                   ----------

          Software Products & Services-2.37%

First Data Corp.                                           10,075     477,303
General Motors Corp. Class E                                4,600     177,100
                                                                   ----------
                                                                      654,403
                                                                   ----------

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH PORTFOLIO-(Continued)
December 31, 1994

                                                         Number      Market
                                                           of        Value
Company                                                  Shares     (Note B)
-------                                                 --------  -----------
COMMON STOCK--Continued

                    Steel-1.82%

AK Steel Holding Corp.+                                   16,350  $   502,763
                                                                  -----------

             Textiles & Apparel-0.81%

Gap Incorporated                                           7,375      224,937
                                                                  -----------

   TOTAL COMMON STOCK (Cost $11,709,962)                           12,678,180
                                                                  -----------

                                                                    Market
                                                      Principal     Value
Company                                                 Value      (Note B)
-------                                               ----------  -----------
SHORT-TERM OBLIGATIONS-5.20%

U.S. Treasury Bill, 5.620%, due 03/02/95              $1,300,000  $ 1,288,626
U.S. Treasury Bill, 5.630%, due 03/02/95                 145,000      143,732
                                                                  -----------

   TOTAL SHORT-TERM OBLIGATIONS (Cost $1,431,238)                   1,432,358
                                                                  -----------

   TOTAL INVESTMENTS (Cost $13,141,200*)                   51.19%  14,110,538

Other assets, less liabilities                             48.81   13,453,548
                                                           -----   ----------

   TOTAL NET ASSETS                                       100.00% $27,564,086
                                                      ==========  ===========

--------------
*       Aggregate cost for Federal income tax purposes.
+       Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO
December 31, 1994

                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
COMMON STOCK-33.10%

                Beverages-1.23%

PepsiCo, Inc.                                               5,000  $  181,250
                                                                   ----------

                Chemicals-0.89%

Lilly, Eli & Co.                                            2,000     131,250
                                                                   ----------

           Communication Systems-2.69%

American Telephone & Telegraph Company                      3,200     160,800
Bell Atlantic Corporation                                   2,000      99,500
GTE Corp.                                                   4,500     136,687
                                                                   ----------
                                                                      396,987
                                                                   ----------

                 Computers-1.04%

Computer Sciences Corp.                                     3,000     153,000
                                                                   ----------

          Food & Household Products-1.08%

CPC International, Inc.                                     3,000     159,750
                                                                   ----------

            Health & Personal Care-4.85%

American Home Products Corp.                                3,000     188,250
Bristol Myers Squibb Co.                                    3,000     173,625
Health Care REIT, Inc.                                      4,000      80,500
Nationwide Health Properties                                3,500     125,125
Schering Plough Corporation                                 2,000     148,000
                                                                   ----------
                                                                      715,500
                                                                   ----------

                  Insurance-1.87%

American International Group, Inc.                          1,500     147,000
Interpublic Group Companies, Inc.                           4,000     128,500
                                                                   ----------
                                                                      275,500
                                                                   ----------

            Lodging & Restaurant-1.73%

Bertucci's, Inc.+                                           8,000      88,000
McDonalds Corp.                                             5,700     166,725
                                                                   ----------
                                                                      254,725
                                                                   ----------

                   Machines-0.53%

Thermo Electron Corp.+                                      1,739      78,038
                                                                   ----------

                Manufacturing-1.08%

Minnesota Mining & Manufacturing Co.                        3,000     160,125
                                                                   ----------
                                                          Number     Market
                                                            of       Value
Company                                                   Shares    (Note B)
-------                                                  --------  ----------
                Merchandising-2.18%

Home Depot, Inc.                                            4,000   $ 184,000
Toys R Us+                                                  4,500     137,250
                                                                   ----------
                                                                      321,250
                                                                   ----------

               Misc-Industries-0.97%

Elan, PLC, ADR+                                             4,000     142,500
                                                                   ----------

          Office & Business Equipment-1.00%

Xerox Corporation                                           1,500     148,500
                                                                   ----------

             Oil, International-5.35%

Amoco Corporation                                           3,000     177,375
Chevron Corporation                                         5,000     223,125
Mobil Corporation                                           2,500     210,625
Texaco, Inc.                                                3,000     179,625
                                                                   ----------
                                                                      790,750
                                                                   ----------

            Oil Service Equipment-1.83%

Baker Hughes, Inc.                                          6,500     118,625
Schlumberger Limited                                        3,000     151,125
                                                                   ----------
                                                                      269,750
                                                                   ----------

                Retail Stores-3.49%

Dillard Department Stores, Class A                          5,000     133,750
May Department Stores Co.                                   3,000     101,250
Wal Mart Stores, Inc.                                       7,000     148,750
Walgreen Co.                                                3,000     131,250
                                                                   ----------
                                                                      515,000
                                                                   ----------

                  Telephone-0.72%

U.S. West, Inc.                                             3,000     106,875
                                                                   ----------

              Textiles & Apparel-0.57%

Nine West Group, Inc.+                                      3,000      85,125
                                                                   ----------


   TOTAL COMMON STOCK (cost $4,871,604)                             4,885,875
                                                                   ----------

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO-(Continued)
December 31, 1994

                                                                      Market
                                                       Principal      Value
Company                                                  Value       (Note B)
-------                                               -----------  -----------
U.S. GOVERNMENT and AGENCY
OBLIGATIONS-27.89%

U.S. Treasury Note, 5.500%, due 02/15/95              $  300,000   $   299,906
U.S. Treasury Note, 5.125%, due 11/15/95                 250,000       245,703
U.S. Treasury Note, 4.750%, due 02/15/97                 750,000       706,171
U.S. Treasury Note, 7.375%, due 11/15/97                 150,000       148,406
U.S. Treasury Note, 6.000%, due 10/15/99               1,500,000     1,391,718
U.S. Treasury Note, 5.500%, due 04/15/00                 400,000       360,624
U.S. Treasury Note, 7.250%, due 05/15/04                 900,000       864,280
U.S. Treasury Bond, 6.250%, due 08/15/23                 125,000       101,523
                                                                   -----------

   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (Cost $4,326,851)                                                4,118,331
                                                                   ===========

                                                                      Market
                                                       Principal      Value
Company                                                  Value       (Note B)
-------                                               -----------  -----------
SHORT-TERM OBLIGATIONS-42.50%

Student Loan Marketing Assoc., 5.750%, due 01/03/95   $   715,000  $   714,657
Merrill Lynch, 6.000%, due 01/04/95                       564,000      563,624
Du Pont E I De Nemours, 5.700%, due 01/05/95              440,000      439,652
Federal National Mtg. Assoc., 5.900%, due 01/09/95        370,000      369,454
Johnson & Johnson, 5.950%, due 01/09/95                   570,000      569,152
Goldman Sachs, 5.950%, due 01/10/95                       645,000      643,934
General Re, 5.950%, due 01/11/95                          450,000      449,182
General Electric Capital, 5.950%, due 01/12/95            250,000      249,504
First Deposit Funding Trust, 6.000%, due 01/13/95         405,000      404,123
Ameritech Capital Funding, 5.980%, due 01/24/95           745,000      742,030
AT&T, 5.820%, due 01/30/95                                110,000      109,466
Federal Farm Credit Bank, 5.830%, due 02/13/95            330,000      327,649
Abbott Labs, 6.050%, due 02/27/95                         700,000      693,177
                                                                   -----------

   TOTAL SHORT-TERM OBLIGATIONS (Cost $6,275,604)                    6,275,604
                                                                   -----------

   TOTAL INVESTMENTS (Cost $15,474,059*)                   103.49%  15,279,810

Other assets, less liabilities                              (3.49)    (514,957)
                                                      -----------  -----------

   TOTAL NET ASSETS                                        100.00% $14,764,853
                                                      ===========  ===========

--------------
*       Aggregate cost for Federal income tax purposes.
+       Non-income producing security.

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

                                                                  World
                                                                  Growth        Money        Gold
                                                                  Stock         Market       Stock
                                                                Portfolio     Portfolio     Portfolio
                                                               -----------   -----------   -----------
ASSETS
Investments-at market value (Notes B and C):

 Common Stock
   World Growth Stock Portfolio (cost-$38,208,159)             $44,271,835
   Gold Stock Portfolio (cost-$5,692,063)                                                   $7,137,701
   Domestic Growth Stock Portfolio (cost-$26,381,402)
   Growth and Income Portfolio (cost-$5,595,367)
   Capital Growth Portfolio (cost-$11,709,962)
   Balanced Portfolio (cost-$4,871,604)
 Preferred Stock
   World Growth Stock Portfolio (cost-$1,335,875)                1,305,671
 Corporate Bonds
   World Growth Stock Portfolio (cost-$1,298,454)                1,315,244
   Bond Portfolio (cost-$48,272)
 U.S. Government and Agency Obligations
   Bond Portfolio (cost-$13,631,808)
   Balanced Portfolio (cost-$4,326,851)
 Short-Term Obligations-at amortized cost which
  approximates market value                                       8,091,141   $7,717,571       248,296
                                                                -----------   ----------    ----------
  TOTAL INVESTMENTS                                              54,983,891    7,717,571     7,385,997
 Cash and cash equivalents                                          343,301      225,017        61,978
 Accrued investment income                                          160,236          341         2,738
 Receivable for portfolio securities sold                           179,966                    110,972
 Receivable from Chubb Life Insurance Company of America            111,183          423
 Deferred organization costs (Note B)
                                                                -----------   ----------    ----------
  TOTAL ASSETS                                                   55,778,577    7,943,352     7,561,685
LIABILITIES
 Due to Chubb Life Insurance Company of America                                                  4,618
 Dividends payable                                                2,838,549      259,435        50,893
 Payable for portfolio securities purchased                                                    149,265
 Accrued investment advisory fees (Note D)                           26,141        3,302         3,655
 Accrued custody fees                                                 9,953          130         1,304
 Payable to Chubb America Service Corp.                                 166                        325
                                                                -----------   ----------    ----------
   TOTAL LIABILITIES                                              2,874,809      262,867       210,060
                                                                -----------   ----------    ----------
NET ASSETS                                                      $52,903,768   $7,680,485    $7,351,625
                                                                ===========   ==========    ==========
NET ASSETS CONSIST OF:
 Capital paid in                                                $47,308,621   $7,681,371    $7,415,889
 Undistributed net investment income (loss)
 Accumulated net realized gain (loss) from investments                              (886)   (1,461,584)
 Undistributed (dividends in excess) net realized gains from
  foreign currency transactions                                        (265)                        34
 Net unrealized gain (loss) on investments and translation of
  assets and liabilities in foreign currencies (Note C)           6,047,699                  1,445,661
 Capital gain distributions required for
  Federal tax purposes over amounts
  recognized for financial reporting (Note C)                      (452,287)                   (48,375)
                                                                -----------   ----------    ----------
NET ASSETS                                                      $52,903,768   $7,680,485    $7,351,625
                                                                ===========   ==========    ==========
Shares of common stock outstanding (no par value,
 1,000,000,000 shares authorized)                                 2,783,776      749,331       452,308
                                                                ===========   ==========    ==========
Net asset value, offering and redemption price per share        $     19.00   $    10.25    $    16.25
                                                                ===========   ==========    ==========

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

                                                         Domestic                        Growth
                                                          Growth                          and            Capital
                                                          Stock           Bond          Income           Growth         Balanced
                                                         Portfolio      Portfolio      Portfolio        Portfolio      Portfolio
                                                       -----------     -----------     -----------     -----------   ------------
ASSETS
Investments-at market value (Notes B and C):

 Common Stock
   World Growth Stock Portfolio (cost-$38,208,159)
   Gold Stock Portfolio (cost-$5,692,063)
   Domestic Growth Stock Portfolio (cost-$26,381,402) $30,214,668
   Growth and Income Portfolio (cost-$5,595,367)                                     $ 5,468,024
   Capital Growth Portfolio (cost-$11,709,962)                                                       $12,678,180
   Balanced Portfolio (cost-$4,871,604)                                                                              $ 4,885,875
 Preferred Stock
   World Growth Stock Portfolio (cost-$1,335,875)
 Corporate Bonds
   World Growth Stock Portfolio (cost-$1,298,454)                    $    49,372
   Bond Portfolio (cost-$48,272)
 U.S. Government and Agency Obligations
   Bond Portfolio (cost-$13,631,808)                                  13,262,075
   Balanced Portfolio (cost-$4,326,851)                                                                                4,118,331
 Short-Term Obligations-at amortized cost which
   approximates market value                                                                           1,432,358       6,275,604
                                                     -----------     -----------     -----------     -----------     -----------
    TOTAL INVESTMENTS                                 30,214,668      13,311,447       5,468,024      14,110,538      15,279,810
 Cash and cash equivalents                             2,067,801         118,553         317,268      14,096,682           2,062
 Accrued investment income                                25,034          98,969          14,403          49,354          67,513
 Receivable for portfolio securities sold              1,221,169                                         107,797         355,357
 Receivable from Chubb Life Insurance
   Company of America                                     36,069          16,361          6,746           66,993          10,741
 Deferred organization costs (Note B)                                                     1,612            1,615           1,610
                                                     -----------     -----------     -----------     -----------     -----------
    TOTAL ASSETS                                      33,564,741      13,545,330       5,808,053      28,432,979      15,717,093
 LIABILITIES
 Due to Chubb Life Insurance Company of America
 Dividends payable                                     1,896,979         472,011         193,562         469,711         527,979
 Payable for portfolio securities purchased              187,307                                         372,648         412,176
 Accrued investment advisory fees (Note D)                19,517           5,385           3,494          22,202           9,193
 Accrued custody fees                                        804             122             482           4,332           2,102
 Payable to Chubb America Service Corp.                    1,468           1,367              43                             790
                                                     -----------     -----------     -----------     -----------     -----------
   TOTAL LIABILITIES                                   2,106,075         478,885         197,581         868,893         952,240
                                                     -----------     -----------     -----------     -----------     -----------
NET ASSETS                                           $31,458,666     $13,066,445     $ 5,610,472     $27,564,086     $14,764,853
                                                     -----------     -----------     -----------     -----------     -----------
NET ASSETS CONSIST OF:
 Capital paid in                                     $26,597,918     $13,664,679     $ 5,737,815     $26,708,913     $14,879,474
 Undistributed net investment income (loss)
 Accumulated net realized gain (loss) from
   investments                                         1,027,482        (229,601)                                         79,628
 Undistributed (dividends in excess) net
   realized gains from foreign currency
   transactions
 Net unrealized gain (loss) on investments
   and translation of assets and liabilities
   in foreign currencies (Note C)                      3,833,266       (368,633)       (127,343)         969,345        (194,249)
 Capital gain distributions required for
  Federal tax purposes over amounts
  recognized for financial reporting (Note C)                                                           (114,172)
                                                     -----------     -----------     -----------     -----------     -----------
NET ASSETS                                           $31,458,666     $13,066,445     $ 5,610,472     $27,564,086     $14,764,853
                                                     ===========     ===========     ===========     ===========     ===========
Shares of common stock outstanding (no par value,
 1,000,000,000 shares authorized)                      1,973,880       1,346,582         499,912       2,060,200       1,390,721
                                                     ===========     ===========     ===========     ===========     ===========
Net asset value, offering and redemption price
  per share                                          $     15.94     $      9.70     $     11.22     $     13.38     $     10.62
                                                     ===========     ===========     ===========     ===========     ===========

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1994

                                                                  World
                                                                  Growth        Money        Gold
                                                                  Stock         Market       Stock
                                                                Portfolio     Portfolio     Portfolio
                                                               -----------   -----------   -----------
INVESTMENT INCOME

 Income:

  Interest                                                     $   310,616    $  310,681    $   25,445
  Dividends                                                      1,087,183                      75,653
  Foreign taxes withheld                                          (110,531)                     (5,797)
                                                               -----------   -----------   -----------
    Total investment income                                      1,287,268       310,681        95,301
                                                               -----------   -----------   -----------

 Expenses:

  Advisory fees (Note D)                                           377,344        39,051        60,959
  Custodian fees                                                    50,113           879         4,480
  Shareholder reports                                               20,957         3,285         3,510
  Professional fees                                                 19,310         2,996         3,187
  Insurance expense                                                  5,399           840           879
  Directors fees                                                     2,443           380           397
  Security valuation                                                16,806           618         4,321
  Registration fees                                                  4,389           870           274
  Miscellaneous expenses                                             4,617         2,327         2,403
  Amortization of deferred organization costs (Note B)
                                                               -----------   -----------   -----------

    Total expenses                                                 501,378        51,246        80,410
                                                               -----------   -----------   -----------

    Net investment income                                          785,890       259,435        14,891
                                                               -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on investments                         2,028,789          (886)      109,276
 Net realized foreign exchange gain (loss)                        (102,259)                     (2,987)
 Net unrealized loss on investments                             (4,696,572)         (507)   (1,382,511)
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign currencies                    4,667                           2
                                                               -----------   -----------   -----------

    Net realized and unrealized gain (loss) on
     investments and foreign currency                           (2,765,375)       (1,393)   (1,276,220)
                                                               -----------   -----------   -----------

 Net increase (decrease) in net assets
  resulting from operations                                    $(1,979,485)  $   258,042   $(1,261,329)
                                                               ===========   ===========   ===========

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1994

                                                              Domestic                        Growth
                                                               Growth                           and
                                                               Stock            Bond          Income
                                                             Portfolio        Portfolio      Portfolio
                                                            -----------     -----------     -----------
INVESTMENT INCOME

 Income:

  Interest                                                  $    40,806     $   525,174     $     7,608
  Dividends                                                     411,107                         105,965
  Foreign taxes withheld                                                                           (663)
                                                            -----------     -----------     -----------
    Total investment income                                     451,913         525,174         112,910
                                                            -----------     -----------     -----------
 Expenses:

  Advisory fees (Note D)                                        221,681          38,648          32,319
  Custodian fees                                                  5,628           1,511           4,014
  Shareholder reports                                            12,374           3,042           1,750
  Professional fees                                              10,916           2,745           1,682
  Insurance expense                                               3,186             828             458
  Directors fees                                                  1,441             375             207
  Security valuation                                              5,326           1,008           3,060
  Registration fees                                               1,347           2,694           1,067
  Miscellaneous expenses                                          3,054           2,312           2,214
  Amortization of deferred organization costs (Note B)                                              715
                                                            -----------     -----------     -----------
    Total expenses                                              264,854          53,163          47,486
                                                            -----------     -----------     -----------
    Net investment income                                       187,059         472,011          65,424
                                                            -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on investments                      2,737,402        (227,339)        128,139
 Net realized foreign exchange gain (loss)
 Net unrealized loss on investments                            (729,515)       (402,014)       (406,681)
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign currencies
                                                            -----------     -----------     -----------

    Net realized and unrealized gain (loss) on
     investments and foreign currency                         2,007,887        (629,353)       (278,542)
                                                            -----------     -----------     -----------

 Net increase (decrease) in net assets
  resulting from operations                                 $ 2,194,946     $  (157,342)    $  (213,118)
                                                            ===========     ===========     ===========

                                                                    Capital
                                                                    Growth         Balanced
                                                                   Portfolio       Portfolio
                                                                  -----------     -----------
INVESTMENT INCOME

 Income:

  Interest                                                       $   207,283     $   411,749
  Dividends                                                          110,738         172,150
  Foreign taxes withheld                                              (1,446)
                                                                 -----------     -----------
    Total investment income                                          316,575         583,899
                                                                 -----------     -----------

 Expenses:



  Advisory fees (Note D)                                             214,041         100,956
  Custodian fees                                                      15,549          11,990
  Shareholder reports                                                  8,693           5,577
  Professional fees                                                    8,374           5,093
  Insurance expense                                                    2,285           1,442
  Directors fees                                                       1,035             652
  Security valuation                                                   4,983           5,227
  Registration fees                                                    4,186           1,167
  Miscellaneous expenses                                               3,241           2,725
  Amortization of deferred organization costs (Note B)                   713             717
                                                                 -----------     -----------
    Total expenses                                                   263,100         135,546
                                                                 -----------     -----------
    Net investment income                                             53,475         448,353
                                                                 -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on investments                             302,046         159,254
 Net realized foreign exchange gain (loss)                                17
 Net unrealized loss on investments                                 (893,606)       (783,353)
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign currencies                         28
                                                                 -----------     -----------
    Net realized and unrealized gain (loss) on
     investments and foreign currency                               (591,515)       (624,099)
                                                                 -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations                                      $  (538,040)    $  (175,746)
                                                                 ===========     ===========

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                               World Growth                     Money Market                   Gold Stock
                                              Stock Portfolio                    Portfolio                     Portfolio
                                         ---------------------------     --------------------------    -----------------------
                                           Year            Year            Year            Year          Year           Year
                                           Ended           Ended           Ended           Ended         Ended          Ended
                                          December        December        December        December      December       December
                                          31, 1994        31, 1993        31, 1994        31, 1993      31, 1994       31, 1993
                                         -----------     -----------     -----------     ----------    ----------    ----------
Increase (decrease) in net assets:

From operations:

  Net investment income (loss).......    $   785,890     $   550,400     $   259,435     $  100,165     $  14,891     $   8,353
  Net realized gain (loss) on
   investments.......................      2,028,789       2,971,311            (886)           100       109,276      (115,099)

  Net realized foreign exchange
   gain (loss).......................       (102,259)        (74,336)                                      (2,987)       (1,480)

  Net unrealized gain (loss)
   on investments....................     (4,696,572)      6,690,215            (507)          (744)   (1,382,511)    3,019,073

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies           4,667             407                                            2            (3)
                                         -----------     -----------     -----------     ----------    ----------    ----------
  Net increase (decrease) in net
   assets resulting from operations..     (1,979,485)     10,137,997         258,042         99,521    (1,261,329)    2,910,844

Dividends to shareholders from
 net investment income...............       (683,631)       (476,064)       (259,435)      (100,165)      (11,870)       (6,844)

Dividends to shareholders in excess
 of net investment income............           (265)

Distributions to shareholders from
 capital gains.......................     (2,213,897)     (2,499,319)                           (29)

Distributions to shareholders in
 excess of capital gains.............       (452,287)                                                                   (48,375)

Dividends to shareholders from
 capital paid in.....................

Increase in net assets derived from
 shareholder transactions (Note E)...     16,202,192       9,452,170       2,620,697      1,105,702       809,618       621,284
                                         -----------     -----------     -----------     ----------    ----------    ----------

 Net increase (decrease) in
  net assets.........................     10,872,627      16,614,784       2,619,304      1,105,029      (511,956)    3,525,284

Net Assets:
 Beginning of year...................     42,031,141      25,416,357       5,061,181      3,956,152     7,863,581     4,338,297
                                         ===========     ===========     ===========     ==========    ==========    ==========

 End of year.........................    $52,903,768     $42,031,141     $ 7,680,485     $5,061,181    $7,351,625    $7,863,581
                                         ===========     ===========     ===========     ==========    ==========    ==========

Undistributed net investment income..    $         0     $         0     $         0     $        0    $        0    $        0
                                         ===========     ===========     ===========     ==========    ==========    ==========

                      See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                           Domestic Growth Stock                   Bond                    Growth and Income
                                                 Portfolio                       Portfolio                     Portfolio
                                        ---------------------------     ---------------------------    --------------------------
                                           Year            Year            Year           Year           Year           Year
                                           Ended           Ended           Ended          Ended          Ended          Ended
                                          December        December        December       December       December       December
                                          31, 1994        31, 1993        31, 1994       31, 1993       31, 1994       31, 1993
                                        ------------    ------------    ------------    -----------   -----------    -----------

Increase (decrease) in net assets:

From operations:

  Net investment income (loss).......    $   187,059     $   180,995     $   472,011     $  392,220     $   65,424     $   28,248
  Net realized gain (loss) on
   investments.......................      2,737,402       2,796,109        (227,339)        31,891        128,139        131,315

  Net realized foreign exchange
   gain (loss).......................

  Net unrealized gain (loss)
   on investments....................       (729,515)        573,730        (402,014)       (15,384)      (406,681)       143,711

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies
                                         -----------     -----------     -----------     ----------     ----------     ----------
  Net increase (decrease) in net
   assets resulting from operations..      2,194,946       3,550,834        (157,342)       408,727       (213,118)       303,274

Dividends to shareholders from
 net investment income...............       (187,059)       (180,995)       (472,011)      (392,220)       (65,424)       (28,248)

Dividends to shareholders in excess
 of net investment income............

Distributions to shareholders from
 capital gains.......................     (2,502,153)     (2,030,104)                       (31,891)      (192,338)       (64,088)

Distributions to shareholders in
 excess of capital gains.............                                         (1,925)

Dividends to shareholders from
 capital paid in.....................

Increase in net assets derived from
 shareholder transactions (Note E)...      6,880,643       3,746,716       8,233,919      1,436,682      3,249,910      1,131,325
                                         -----------     -----------     -----------     ----------     ----------     ----------

 Net increase (decrease) in
  net assets.........................      6,386,377       5,086,451       7,604,566      1,419,373      2,779,030      1,342,263

Net Assets:
 Beginning of year...................     25,072,289      19,985,838       5,461,879      4,042,506      2,831,442      1,489,179
                                         ===========     ===========     ===========     ==========     ==========     ==========

 End of year.........................    $31,458,666     $25,072,289     $13,066,445     $5,461,879     $5,610,472     $2,831,442
                                         ===========     ===========     ===========     ==========     ==========     ==========

Undistributed net investment income..    $         0     $         0     $         0     $        0     $        0     $        0
                                         ===========     ===========     ===========     ==========     ==========     ==========


                                                Capital Growth                     Balanced
                                                   Portfolio                       Portfolio
                                           --------------------------      --------------------------
                                             Year            Year            Year           Year
                                             Ended           Ended           Ended          Ended
                                            December        December        December       December
                                            31, 1994        31, 1993        31, 1994       31, 1993
                                           -----------     -----------    -----------    ----------
Increase (decrease) in net assets:

From operations:

  Net investment income (loss).......       $   53,475     $  (11,508)    $  448,353     $  265,691
  Net realized gain (loss) on
   investments.......................          302,046      1,321,816        159,254        200,346

  Net realized foreign exchange
   gain (loss).......................               17           (172)

  Net unrealized gain (loss)
   on investments....................         (893,606)     1,294,012       (783,353)       309,826

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies                28            190
                                           -----------    -----------    -----------    -----------

  Net increase (decrease) in net
   assets resulting from operations..         (538,040)     2,604,338       (175,746)       775,863

Dividends to shareholders from
 net investment income...............          (53,492)                     (448,353)      (265,691)

Dividends to shareholders in excess
 of net investment income............

Distributions to shareholders from
 capital gains.......................         (546,146)    (1,194,908)      (163,739)       (200,346)

Distributions to shareholders in
 excess of capital gains.............         (114,172)                                      (45,971)

Dividends to shareholders from
 capital paid in.....................

Increase in net assets derived from
 shareholder transactions (Note E)...       13,442,447      8,620,325      3,848,793      4,495,606
                                           -----------    -----------    -----------    -----------

 Net increase (decrease) in
  net assets.........................       12,190,597     10,029,755      3,060,955      4,759,461

Net Assets:
 Beginning of year...................       15,373,489      5,343,734     11,703,898      6,944,437
                                           ===========    ===========    ===========    ===========

 End of year.........................      $27,564,086    $15,373,489    $14,764,853    $11,703,898
                                           ===========    ===========    ===========    ===========

Undistributed net investment income..      $         0    $         0    $         0    $         0
                                           ===========    ===========    ===========    ===========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE A-ORGANIZATION

Chubb America Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Chubb Life Insurance Company of America ("Chubb Life"). The Company is composed of eight separate portfolios: the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, and the Balanced Portfolio. Chubb Life's ownership at December 31, 1994 is as follows:

                                                           PERCENTAGE OF
    PORTFOLIO                            SHARES OWNED    SHARES OUTSTANDING
    World Growth Stock                       23,275             0.84%
    Money Market                             93,202            12.44%
    Gold Stock                               79,948            17.68%
    Domestic Growth Stock                    66,735             3.38%
    Bond                                    145,657            10.82%
    Growth and Income                       105,451            21.09%
    Capital Growth                          112,037             5.44%
    Balanced                                537,037            38.62%

NOTE B-SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment securities are valued at the closing
------------------------
sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and asked prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. At December 31, 1994 the World Growth, Gold and Capital Growth Portfolios owned short-term obligations with remaining maturities of greater than 60 days that, in aggregate, exceeded amortized cost by $422, $23 and $1,120, respectively.

Investment Security Transactions: Investment security transactions are
--------------------------------
recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Deferred Organizational Costs: Costs incurred by the Company in connection
-----------------------------
with the organization and initial public offering of the Growth and Income, Capital Growth and Balanced Portfolios have been deferred and are being amortized over a five year period using the straight line method from the date the shares were first offered to the public. In the event that any of the initial shares are redeemed, by any holder thereof, during the amortization period, the proceeds will be reduced for any unamortized organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders: Distributions to shareholders from ordinary
-----------------------------
income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE B-SIGNIFICANT ACCOUNTING POLICIES-(Continued)

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: The World Growth Stock, Gold Stock and Capital
-----------------------------
Growth Portfolios engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables of securities and accrued investment income at fiscal year end.

Federal Income Taxes:  It is the policy of the Company for each Portfolio to
--------------------
continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C-INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. The aggregate cost of investments owned for Federal income tax purposes is the same as for financial reporting purposes.

At December 31, 1994, gross unrealized gains and losses were as follows:

                                                Gross      Gross        Net
                                             Unrealized  Unrealized  Unrealized
                                                Gains      Losses    Gain/(Loss)
                                             ----------  ----------  -----------
World Growth Stock Portfolio                 $9,038,962  $2,988,278  $6,050,684
Gold Stock Portfolio                          2,151,126     705,465   1,445,661
Domestic Growth Stock Portfolio               6,002,776   2,169,510   3,833,266
Bond Portfolio                                   10,807     379,440    (368,633)
Growth and Income Portfolio                     219,831     347,174    (127,343)
Capital Growth Portfolio                      1,642,079     672,741     969,338
Balanced Portfolio                              219,580     413,829    (194,249)

At December 31, 1994, the World Growth Stock Portfolio had an unrealized foreign currency loss of $2,985 and the Capital Growth Portfolio had a foreign currency gain of $7.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE C-INVESTMENTS-(Continued)

At December 31, 1994, realized capital losses, for Federal income tax purposes, available to be used to offset future realized capital gains are as follows: the Money Market Portfolio has $886 which expires in 2002; the Gold Stock Portfolio has $1,461,584, of which $376,773 expires in 1998, $430,365 expires in 1999,
$370,619 expires in 2000, and $283,827 expires in 2001; the Bond Portfolio has $229,601 which expires in 2002.

In addition, during the period from November 1, 1994 through December 31, 1994, the World Growth Stock Portfolio incurred foreign currency losses of $265 and capital losses of $13,017, and the Capital Growth Portfolio incurred capital losses of $114,172 that are treated for Federal income tax purposes as if they had occurred on January 1, 1995. Accordingly, these Portfolios made capital gain distributions, as required by Internal Revenue Code Regulations, in excess of net capital gains recognized for financial reporting purposes.

The World Growth Stock Portfolio and the Gold Stock Portfolio had investments in passive foreign investment companies at December 31, 1994 which were marked to market for Federal tax purposes. Distributions of $439,270 on the World Growth Stock Portfolio and $48,375 on the Gold Stock Portfolio were declared based upon this mark to market adjustment, resulting in distributions in excess of net realized capital gains for financial statement purposes.

Purchases and sales of investment securities for the period ended December 31, 1994, other than short-term obligations, were as follows:

                                                                  Proceeds
                                                   Cost of          from
                                                 Investment      Investment
                                                 Securities      Securities
                                                  Purchased         Sold
                                                ------------    ------------
World Growth Stock Portfolio                    $17,730,240     $ 8,324,329
Gold Stock Portfolio                              2,659,395       1,312,982
Domestic Growth Stock Portfolio                  15,566,988      13,227,025
Bond Portfolio                                   18,644,530      10,327,113
Growth and Income Portfolio                       4,827,813       1,545,484
Capital Growth Portfolio                         28,786,107      29,485,147
Balanced Portfolio                               11,624,156       9,296,193

NOTE D-INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Chubb Investment Advisory Corporation, a wholly-owned subsidiary of Chubb Life. Under the agreement, Chubb Investment Advisory Corporation provides investment management and certain administrative services for the Company. Chubb Investment Advisory Corporation has in turn retained Templeton, Galbraith & Hansberger, Ltd. to provide investment advisory services for the World Growth Stock Portfolio, Chubb Asset Managers, Inc. to provide investment advisory services for the Money Market, Bond, and Growth and Income Portfolios, Van Eck Associates Corporation to provide investment advisory services for the Gold Stock Portfolio, Pioneering Management Corporation to provide investment advisory services for the Domestic Growth Stock Portfolio, Janus Capital Corporation to provide investment advisory services for the Capital Growth Portfolio, and Phoenix Investment Counsel to provide investment advisory services for the Balanced Portfolio. For its investment management and administrative services, Chubb Investment Advisory Corporation is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE D-INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT-(Continued)

                        World                              Domestic                Growth
                        Growth      Money       Gold        Growth                  and        Capital
Average Daily           Stock       Market      Stock       Stock       Bond       Income      Growth     Balanced
Net Asset Value       Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
---------------       ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
First $200 Million       .75%        .50%       .75%        .75%        .50%         .75%       1.00%        .75%
Next $1.1 Billion        .70%        .45%       .70%        .70%        .45%         .70%        .95%        .70%
Over $1.3 Billion        .65%        .40%       .65%        .65%        .40%         .65%        .90%        .65%

NOTE E-SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each portfolio.

                                           World Growth Stock Portfolio
                                  ---------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                  -----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                  ----------  -----------  --------  ----------
Shares issued                      1,035,573  $21,466,773   480,387  $9,334,689
Shares issued as reinvestment of
  dividends                          168,068    3,486,913    65,566   1,096,656
Shares redeemed                     (431,951)  (8,751,494)  (53,440)   (979,175)
                                  ----------  -----------  --------  ----------

   Net increase                      771,690  $16,202,192   492,513  $9,452,170
                                  ==========  ===========  ========  ==========

                                               Money Market Portfolio
                                  ---------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                  -----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                  ----------  -----------  --------  ----------
Shares issued                      1,254,266  $13,015,646   356,002  $3,689,352
Shares issued as reinvestment of
  dividends                            9,766      100,195    10,955     112,013
Shares redeemed                   (1,008,034) (10,495,144) (260,545) (2,695,663)
                                  ----------  -----------  --------  ----------

   Net increase                      255,998  $ 2,620,697   106,412  $1,105,702
                                  ==========  ===========  ========  ==========

                                      24

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE E-SHAREHOLDERS' TRANSACTIONS-(Continued)

                                               Gold Stock Portfolio
                                   --------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                   ----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                   ---------  -----------  --------  ----------
Shares issued                        157,979  $ 2,772,324    77,427  $1,234,157
Shares issued as reinvestment of
  dividends                              881       16,196       846       9,790
Shares redeemed                     (120,493)  (1,978,902)  (39,141)   (622,663)
                                   ---------  -----------  --------  ----------
   Net increase                       38,367  $   809,618    39,132  $  621,284
                                   =========  ===========  ========  ==========

                                        Domestic Growth Stock Portfolio
                                   --------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                   ----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                   ---------  -----------  --------  ----------
Shares issued                        504,196  $ 8,172,260   254,117  $4,145,200
Shares issued as reinvestment of
  dividends                          185,687    2,977,104    94,573   1,435,235
Shares redeemed                     (268,980)  (4,268,721) (113,878) (1,833,719)
                                   ---------  -----------  --------  ----------
   Net increase                      420,903  $ 6,880,643   234,812  $3,746,716
                                   =========  ===========  ========  ==========

                                                   Bond Portfolio
                                   --------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                   ----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                   ---------  -----------  --------  ----------
Shares issued                      1,223,216  $12,359,424   141,602  $1,532,243
Shares issued as reinvestment of
  dividends                           41,407      426,036    46,229     471,792
Shares redeemed                     (449,159)  (4,551,541)  (52,819)   (567,353)
                                   ---------  -----------  --------  ----------
    Net increase                     815,464  $ 8,233,919   135,012  $1,436,682
                                   =========  ===========  ========  ==========

                                      25

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE E-SHAREHOLDERS' TRANSACTIONS-(Continued)

                                           Growth and Income Portfolio
                                   --------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                   ----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                   ---------  -----------  --------  ----------
Shares issued                        293,263  $ 3,529,692   112,302  $1,333,183
Shares issued as reinvestment of
  dividends                           12,930      156,535       294       3,261
Shares redeemed                      (35,479)    (436,317)  (17,577)   (205,119)
                                   ---------  -----------  --------  ----------
   Net increase                      270,714  $ 3,249,910    95,019  $1,131,325
                                   =========  ===========  ========  ==========

                                              Capital Growth Portfolio
                                   --------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                   ----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                   ---------  -----------  --------  ----------
Shares issued                      1,017,067  $13,892,818   684,193  $9,124,119
Shares issued as reinvestment of
  dividends                           92,665    1,310,134    17,399     222,490
Shares redeemed                     (127,748)  (1,760,505)  (53,735)   (726,284)
                                   ---------  -----------  --------  ----------
   Net increase                      981,984  $13,442,447   647,857  $8,620,325
                                   =========  ===========  ========  ==========

                                                 Balanced Portfolio
                                   --------------------------------------------
                                         Year Ended            Year Ended
                                      December 31, 1994     December 31, 1993
                                   ----------------------  --------------------
                                     Shares     Dollars     Shares     Dollars
                                   ---------  -----------  --------  ----------
Shares issued                        420,855  $ 4,654,199   394,727  $4,463,806
Shares issued as reinvestment of
  dividends                           41,717      466,037    22,682     248,427
Shares redeemed                     (115,035)  (1,271,443)  (18,923)   (216,627)
                                   ---------  -----------  --------  ----------
   Net increase                      347,537  $ 3,848,793   398,486  $4,495,606
                                   =========  ===========  ========  ==========

                                      26

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
December 31, 1994

NOTE F-RESTRICTED SECURITIES
The Gold Stock Portfolio invests in securities which are restricted from resale. The Portfolio does not have the right to demand that such securities be registered. The portfolio's policy is to invest no more than 5% of the value of the portfolio's assets in equity securities which are not readily marketable. The securities are valued at fair value in accordance with the procedures described in Note B.

The following securities are not registered in the U.S. or their country of origin, and are considered restricted:

Restricted                                 Date of                   Market
Security                                 Acquisition        Cost     Value
----------                              --------------     ------    ------
Bolivar Goldfields Ltd., Warrants       April 20, 1994       $0       $0
Dayton Mining Corporation, Warrants       May 3, 1994         0        0
Miramar Mining Corp., Warrants          April 12, 1994        0        0

The value of these restricted securities at December 31, 1994 was $0, representing 0.0% of net assets.

In addition, the portfolio held unrestricted securities of the same issuer as follows:

Unrestricted                    Date of        Market      Date of       Market
Security of Same Issuer         Offering       Value      Acquisition    Value
-----------------------    -----------------  --------  --------------  --------
Dayton Mining Corporation    April 13, 1994   $165,390    May 3, 1994   $153,535
Mirimar Mining Corp.       February 24, 1994    21,368  April 12, 1994    24,418

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year:

                                                      World Growth Stock Portfolio
                                  -------------------------------------------------------------------------
                                     Year           Year           Year           Year           Year
                                    Ended          Ended          Ended          Ended          Ended
                                   December       December       December       December       December
                                   31, 1994       31, 1993       31, 1992       31, 1991       31, 1990
                                 -----------    -----------   ------------    -----------    -----------
Net asset value, beginning of
 year                            $     20.89    $     16.73    $     16.45    $     13.70    $     16.07

Income From Investment
 Operations

  Net investment income                 0.25           0.24           0.35           0.34           0.36

  Net gains and losses
   on securities (both
   realized and unrealized)            (0.89)          5.40           0.65           2.75          (2.00)
                                 -----------    -----------    -----------    -----------    -----------

  Total from investment
   operations                          (0.64)          5.64           1.00           3.09          (1.64)

Less Distributions to
 Shareholders

  Dividends from net
   investment income                   (0.25)         (0.24)         (0.35)         (0.34)         (0.37)

  Dividends in excess of net
   investment income

  Distributions from capital
   gains                               (0.81)         (1.24)         (0.37)                        (0.36)

  Distributions in excess of
   capital gains                       (0.19)
                                 -----------    -----------    -----------    -----------    -----------

  Returns of capital

  Total distributions                  (1.25)         (1.48)         (0.72)         (0.34)         (0.73)

Net asset value, end of year     $     19.00    $     20.89    $     16.73    $     16.45    $     13.70
                                 ===========    ===========    ===========    ===========    ===========

Total Return (A)                       (3.05%)        33.73%          6.10%         22.53%        (10.38%)

Ratios to Average Net Assets:

  Expenses                              1.00%          1.04%          1.17%          1.14%          1.22%

  Net investment income                 1.56%          1.64%          2.19%          2.40%          2.65%

Portfolio Turnover Rate                18.74%         34.90%         32.27%         50.06%         25.79%

Net Assets, At End of Year       $52,903,768    $42,031,141    $25,416,357    $22,659,930    $16,052,089

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year (A):

                                                           Money Market Portfolio
                                  -------------------------------------------------------------------------
                                      Year           Year           Year           Year           Year
                                      Ended          Ended          Ended          Ended          Ended
                                    December       December       December       December       December
                                    31, 1994       31, 1993       31, 1992       31, 1991       31, 1990
                                  ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of
  year                            $     10.26    $     10.22    $     10.22    $     10.21    $     10.18

Income From Investment
 Operations

  Net investment income                  0.35           0.20           0.29           0.52           0.73

  Net gains and losses
   on securities (both
   realized and unrealized)             (0.01)          0.04                          0.01
                                  ------------   ------------   ------------   ------------   ------------

  Total from investment
   operations                            0.34           0.24           0.29           0.53           0.73

Less Distributions to
 Shareholders

  Dividends from net
   investment income                    (0.35)         (0.20)         (0.29)         (0.52)         (0.70)

  Dividends in excess of net
   investment income

  Distributions from capital
   gains

  Distributions in excess of
   capital gains

  Returns of capital
                                  ------------   ------------   ------------   ------------   ------------

  Total distributions                   (0.35)         (0.20)         (0.29)         (0.52)         (0.70)

Net asset value, end of year      $     10.25    $     10.26   $      10.22   $      10.22   $      10.21
                                  ============   ============   ============   ============   ============

Total Return (B)                         3.28%          2.32%          2.83%          5.18%          7.15%

Ratios to Average Net Assets:

  Expenses                               0.65%          0.74%          0.85%          0.85%          1.09%

  Net investment income                  3.31%          2.32%          2.81%          4.95%          6.90%

Portfolio Turnover Rate (C)               N/A            N/A            N/A            N/A            N/A

Net Assets, At End of Year        $ 7,680,485    $ 5,061,181    $ 3,956,152    $ 3,672,941    $ 2,910,677

(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                                         Gold Stock Portfolio
                                  ----------------------------------------------------------------------
                                     Year           Year           Year           Year           Year
                                    Ended          Ended          Ended          Ended          Ended
                                   December       December       December       December       December
                                   31, 1994       31, 1993       31, 1992       31, 1991       31, 1990
                                  ----------     ----------     ----------     ----------     ----------
Net asset value, beginning
  of year                         $   19.00      $   11.57      $    11.99     $    12.76     $    16.95

INCOME FROM INVESTMENT
  OPERATIONS

  Net investment income                0.03           0.02            0.03           0.07           0.07

  Net gains and losses on
    securities (both
    realized and unrealized)          (2.65)          7.43           (0.42)         (0.77)         (4.19)
                                  ----------     ----------     ----------     ----------     ----------
  Total from investment
    operations                        (2.62)          7.45           (0.39)         (0.70)         (4.12)

LESS DISTRIBUTIONS TO
  SHAREHOLDERS

  Dividends from net
    investment income                  (0.03)         (0.02)         (0.03)         (0.07)         (0.07)

  Dividends in excess of net
    investment income

  Distributions from capital
    gains

  Distributions in excess of
    capital gains                      (0.10)

  Returns of capital
                                  ----------     ----------     ----------     ----------     ----------
  Total distributions                  (0.13)         (0.02)         (0.03)         (0.07)         (0.07)

Net asset value, end of year      $    16.25     $    19.00     $    11.57     $    11.99     $    12.76
                                  ==========     ==========     ==========     ==========     ==========
Total Return (A)                      (13.77%)        63.90%         (3.29%)        (5.48%)       (24.28%)

Ratios to Average Net Assets:

  Expenses                              0.99%          1.01%          1.13%          1.16%          1.36%

  Net investment income                 0.18%          0.14%          0.24%          0.57%          0.59%

Portfolio Turnover Rate                17.43%          7.32%          7.78%         14.23%         17.61%

Net Assets, At End of Year        $7,351,625     $7,863,581     $4,338,297     $4,646,951     $5,390,279

------------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                                             Domestic Growth Stock Portfolio
                                         --------------------------------------------------------------------------
                                            Year            Year            Year            Year            Year
                                           Ended           Ended           Ended           Ended           Ended
                                          December        December        December        December        December
                                          31, 1994        31, 1993        31, 1992        31, 1991        31, 1990
                                         -----------     -----------     -----------     -----------     ----------
Net asset value, beginning of
  year................................   $     16.14     $     15.16     $     12.96     $     10.15     $    13.25

Income From Investment
  Operations

  Net investment income...............          0.09            0.12            0.14            0.24           0.26

  Net gains and losses
    on securities (both
    realized and unrealized)..........          1.12            2.29            3.27            3.13          (2.71)
                                         -----------     -----------     -----------     -----------     ----------
  Total from investment
    operations........................          1.21            2.41            3.41            3.37          (2.45)

Less Distributions to
 Shareholders

  Dividends from net
    investment income.................         (0.09)          (0.12)          (0.14)          (0.24)         (0.26)

  Dividends in excess of net
    investment income.................

  Distributions from capital
    gains.............................         (1.32)          (1.31)          (1.07)          (0.32)         (0.39)

  Distributions in excess of
    capital gains.....................

  Returns of capital..................
                                         -----------     -----------     -----------     -----------     ----------
  Total distributions.................         (1.41)          (1.43)          (1.21)          (0.56)         (0.65)

Net asset value, end of year..........   $     15.94     $     16.14     $     15.16     $     12.96     $    10.15
                                         ===========     ===========     ===========     ===========     ==========
Total Return (A)......................          7.66%          15.89%          26.50%          33.18%        (18.55%)

Ratios to Average Net Assets:

  Expenses............................          0.89%           0.97%           1.07%           1.13%          1.25%

  Net investment income...............          0.63%           0.76%           1.07%           2.02%          2.38%

Portfolio Turnover Rate...............         46.65%          49.47%          41.36%          40.93%         15.17%

Net Assets, At End of Year............   $31,458,666     $25,072,289     $19,985,838     $15,583,806    $10,517,783

----------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                                                     Bond Portfolio
                                       ----------------------------------------------------------------------------
                                           Year            Year            Year            Year            Year
                                          Ended           Ended           Ended           Ended           Ended
                                         December        December        December        December        December
                                         31, 1994        31, 1993        31, 1992        31, 1991        31, 1990
                                        -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of
  year..............................    $     10.28     $     10.21     $     10.61      $     9.83    $       9.76

Income From Investment
  Operations

  Net investment income.............           0.35            0.74            0.66            0.72            0.75

  Net gains and losses
    on securities (both
    realized and unrealized)........          (0.58)           0.13            0.13            0.79            0.06
                                        -----------     -----------     -----------     -----------     -----------
  Total from investment
    operations......................          (0.23)           0.87            0.79            1.51            0.81

Less Distributions to
  Shareholders

  Dividends from net
    investment income...............          (0.35)          (0.74)          (0.66)          (0.73)          (0.74)

  Dividends in excess of net
    investment income...............

  Distributions from capital
    gains...........................                          (0.06)          (0.53)

  Distributions in excess of
    capital gains...................

  Returns of capital................
                                        -----------     -----------     -----------     -----------     -----------
  Total distributions...............          (0.35)          (0.80)          (1.19)          (0.73)          (0.74)

Net asset value, end of year........    $      9.70     $     10.28     $     10.21     $     10.61     $      9.83
                                        ===========     ===========     ===========     ===========     ===========
Total Return (A)....................          (2.28%)          8.68%           7.46%          15.34%           8.44%

Ratios to Average Net Assets:

  Expenses..........................           0.68%           0.74%           0.88%           1.03%           1.21%

  Net investment income.............           6.07%           7.59%           6.83%           7.12%           7.97%

Portfolio Turnover Rate.............         140.30%         112.66%          81.23%          23.73%          29.25%

Net Assets, At End of Year..........    $13,066,445     $ 5,461,879     $ 4,042,506     $ 3,516,314     $ 2,905,564

----------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                       Growth and Income Portfolio
                                 -----------------------------------------
                                                               Period From
                                     Year           Year          May 1,
                                    Ended          Ended         1992 to
                                   December       December       December
                                   31, 1994       31, 1993      31, 1992(A)
                                  ----------     ----------     ----------
Net asset value, beginning of
  year                            $    12.35     $    11.10     $    10.27

Income From Investment
  Operations

  Net investment income                 0.13           0.12           0.02

  Net gains and losses
    on securities (both
    realized and unrealized)           (0.65)          1.53           0.83
                                  ----------     ----------     ----------
  Total from investment
    operations                         (0.52)          1.65           0.85

Less Distributions to
  Shareholders

  Dividends from net
    investment income                  (0.13)         (0.12)         (0.02)

  Dividends in excess of net
    investment income

  Distributions from capital
    gains                              (0.48)         (0.28)

  Distributions in excess of
    capital gains

  Returns of capital
                                  ----------     ----------     ----------
  Total distributions                  (0.61)         (0.40)         (0.02)

Net asset value, end of year      $    11.22     $    12.35     $    11.10
                                  ==========     ==========     ==========
Total Return (B)                       (4.24%)        14.94%         12.48%

Ratios to Average Net Assets:

  Expenses                              1.10%          1.35%          2.09% (C)

  Net investment income                 1.52%          1.38%          0.36% (C)

Portfolio Turnover Rate                38.17%         77.68%         54.11%

Net Assets, At End of Year        $5,610,472     $2,831,442     $1,489,179

-----------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A. For the period from the start of business April 1, 1992 to April 30, 1992, net investment income per share aggregated $0 for the Growth and Income portfolio.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                       Capital Growth Portfolio
                               -------------------------------------------
                                                               Period From
                                   Year           Year           May 1,
                                  Ended          Ended          1992 to
                                December        December        December
                                31, 1994        31, 1993       31, 1992(A)
                               -----------     -----------     -----------
Net asset value, beginning of
  year                         $     14.26     $     12.42     $      9.95

Income From Investment
  Operations

  Net investment income               0.03                           (0.01)

  Net gains and losses
    on securities (both
    realized and unrealized)         (0.49)           3.03            2.69
                               -----------     -----------     -----------
  Total from investment
    operations                       (0.46)           3.03            2.68

Less Distributions to
  Shareholders

  Dividends from net
    investment income                (0.03)

  Dividends in excess of net
    investment income

  Distributions from capital
    gains                            (0.33)          (1.19)          (0.21)

  Distributions in excess of
    capital gains                    (0.06)

  Returns of capital
                               -----------     -----------     -----------
  Total distributions                (0.42)          (1.19)          (0.21)

Net asset value, end of year   $     13.38     $     14.26     $     12.42
                               ===========     ===========     ===========

Total Return (B)                     (3.26%)         24.73%          40.40%

Ratios to Average Net Assets:

  Expenses                            1.22%           1.33%           1.96% (C)

  Net investment income               0.25%          (0.11%)         (0.37%)(C)

Portfolio Turnover Rate             202.04%         162.79%         104.76%

Net Assets, At End of Year     $27,564,086     $15,373,489     $ 5,343,734

------------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A. For the period from the start of business April 1, 1992 to April 30, 1992, net investment income per share aggregated $0 for the Capital Growth portfolio.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                              Balanced Portfolio
                                ---------------------------------------------
                                                                  Period From
                                     Year            Year            May 1,
                                    Ended           Ended           1992 to
                                   December        December        December
                                   31, 1994        31, 1993       31, 1992(A)
                                 -----------     -----------      ----------
Net asset value, beginning of
  year                           $     11.22     $     10.77      $    10.10

Income From Investment
  Operations

  Net investment income                 0.32            0.25            0.16

  Net gains and losses
    on securities (both
    realized and unrealized)           (0.47)           0.74            0.67
                                 -----------     -----------      ----------
  Total from investment
    operations                         (0.15)           0.99            0.83

Less Distributions to
  Shareholders

  Dividends from net
    investment income                  (0.32)          (0.25)          (0.16)

  Dividends in excess of net
    investment income

  Distributions from capital
    gains                              (0.13)          (0.25)

  Distributions in excess of
    capital gains                                      (0.04)

  Returns of capital
                                 -----------     -----------      ----------
  Total distributions                  (0.45)          (0.54)          (0.16)

Net asset value, end of year     $     10.62     $     11.22      $    10.77
                                 ===========     ===========      ==========

Total Return (B)                       (1.33%)          9.27%          12.33%

Ratios to Average Net Assets:

  Expenses                              1.01%           1.07%           1.43%(C)

  Net investment income                 3.34%           2.79%           2.80%(C)

Portfolio Turnover Rate               103.68%          65.49%          77.33%

Net Assets, At End of Year       $14,764,853     $11,703,898      $6,944,437

----------
(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A. For the period from the start of business April 1, 1992 to April 30, 1992, net investment income per share aggregated $.03 for the Balanced portfolio.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for periods of less than one year have been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

Ernst & Young LLP                                    200 Clarendon Street
                                                     Boston, Massachusetts 02116

                                                     617/266-2000

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Chubb America Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Chubb America Fund, Inc. (the "Fund", comprising, respectively, the World Growth Stock, Money Market, Gold Stock, Domestic Growth Stock, Bond, Growth and Income, Capital Growth, and Balanced Portfolios), including the schedules of portfolio investments, as of December 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated on pages 28, 29, 30, 31, 32, 33, 34 and 35 of these financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Chubb America Fund, Inc. at December 31, 1994, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated on pages 28, 29, 30, 31, 32, 33, 34 and 35 of these financial statements, in conformity with generally accepted accounting principles.


                                                  Ernst & Young LLP

February 17, 1995